UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21761
Keeley Funds, Inc.

(Exact name of registrant as specified in charter)
401 S. LASALLE ST
SUITE 1201
CHICAGO, IL 60605
(Address of principal executive offices) (Zip code)
ALAN GOLDBERG
K&L Gates LLP
70 WEST MADISON STREET, SUITE 3100
CHICAGO, IL 60602
(Name and address of agent for service)
312-786-5000

Registrant’s telephone number, including area code
Date of fiscal year end: September 30, 2011
Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund
KEELEY Small Cap Dividend Value Fund
KEELEY Small-Mid Cap Value Fund
KEELEY Mid Cap Value Fund
KEELEY All Cap Value Fund
KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS
KEELEY FUNDS, INC

Dear Shareholder,

Despite heightened volatility, domestic stock markets finished the month of March on a most positive note, and the first quarter of 2011 was the best quarter for the S&P 500 Index since 1999. The equity markets continue to display a great deal of resiliency despite a number of macroeconomic headwinds and global unrest. Turmoil in the Middle East and Libya in particular remained in the headlines early in 2011. Concerns over potential supply disruptions drove crude oil prices to their highest level in over 2 1/2 years. In addition, the Japan earthquake, tsunami, and nuclear reactor emergency provided a further shock to the equities markets as investors contemplated the various economic and social implications of the disaster. Domestically, recent economic statistics have shown a divergence among three important segments of the economy. First, housing has continued to falter as housing starts have fallen to their lowest level since April 2009, while home prices slipped 0.30 percent in the most recent reading. However, on a more positive note, U.S. manufacturing has been making a robust recovery. The Philadelphia Fed Manufacturing survey rose to 43.4 in March, reporting the best conditions for growth since 1984. In addition, the employment situation has been steadily improving. Initial jobless claims have begun to consistently trend lower, particularly in the private sector, and the unemployment rate has declined from 9.4 percent in December to 8.8 percent at the end of March. Most important to us and the shareholders of our portfolios, we continue to observe a rapid improvement in corporate balance sheets, which now have over $1.8 trillion of cash on hand and have displayed an impressive increase in profitability and productivity. With the improvement in corporate and consumer fundamentals and a market that is awash with liquidity thanks to the Federal Reserve, the S&P 500 Index has experienced seven straight months of gains, and small-company stocks have fared even better, with the Russell 2000 Index climbing 25.48 percent over the past six months.

We continue to believe that equity markets offer value at current levels and we remain optimistic with regard to the economic recovery. However, a number of risks remain, as geopolitical unrest has taken center stage and rapidly rising commodity prices have produced inflation concerns that have begun to jolt the confidence of the fragile U.S. consumer. Due to these factors, anemic housing growth and global debt concerns, we readily acknowledge the potential for periods of volatility over the course of the year. In the short-term, we have focused much of our attention on inflationary pressures. Despite comments from Federal Reserve Chairman Ben Bernanke to the contrary, we believe that these pressures are real and could have the greatest disruption on corporate earnings and global growth. The prices of many commodity-related items with direct exposure to the consumer are accelerating rapidly, and these pricing pressures could have a negative impact on economic growth and corporate earnings. While we do have exposure to certain areas with potential inflationary pressures, we believe the majority of our portfolios are well-positioned for the economic recovery that gained momentum in the second half of 2010. The industrial sector has been a leader since late last year, and that sector still represents the largest exposure for Keeley as a firm. Companies within this sector typically have the focus and transparency we prefer, and many of them have done an impressive job of improving efficiency and maintaining margins though the economic strains of the past few years. In general, we believe that it is easier for industrial companies to pass on cost increases to their end customers as compared to a consumer-related company. The majority of our companies in the industrial sector have strong market shares, and we believe that this puts them in an advantageous position to implement price increases if necessary. In many respects, this should be a true test of both the corporate sector (can/will they pass on costs) and the consumer (can they survive rising costs). We believe we are taking advantage of this concern and limiting our exposure to companies that we view as most vulnerable. Additionally, although we continue to favor the industrial sector and believe that we are in the early stages of the recovery in this sector, we do recognize how strong a number of positions have been in recent months, and we have taken advantage of that outperformance by trimming many of our best-performing names in industrials to use as a source of funds for new ideas.

Speaking of new ideas, the majority of our optimism moving forward resides in the expanding number of opportunities within a key focus of our investment process. The majority of our portfolios are currently fully invested due to the expanding number of compelling ideas identified by our research team. Recent developments within corporate restructuring, as well as the increasing appetite of companies to pursue strategic mergers and acquisitions, are a positive sign for our current holdings and the primary source of new investment ideas. In late 2010, both ITT and Fortune Brands announced their intentions to spin-off multiple divisions, General Growth Properties spun-off Howard Hughes Corp. and Motorola divided into two entities. During the first quarter of 2011, the pace of spin-off activity has accelerated. Northrop Grumman spun-off Huntington Ingalls Industries, and Liberty Media, Marathon Oil, Sara Lee, and Marriott International are all planning spin-offs in the coming months. Over the past 26 years, there has been an average of 33 corporate spin-offs per year. However, due to the difficulties of the economic downturn, only 20 spin-offs occurred in 2009 and another 20 in 2010. While this was still productive, ideally, we would prefer a larger amount, since we believe that these opportunities typically offer the greatest amount of inefficiency and, in turn, the best opportunity to produce alpha. With close to 15 spin-offs already announced in 2011, we expect this year to be one of the best sources of investment opportunities in quite some time. Additionally, we believe that the Savings and Loan (S&L) and Thrift conversion activity will continue to be productive. The calendar of mutual S&L conversions contains almost 15 companies — more than we have seen in over five years. While we are currently underweight the financial sector in all of our portfolios, we expect to increase our allocation over the course of the year.

Lastly, a byproduct of our emphasis on corporate restructuring is that these events could produce companies that are “pure plays” in individual industries, which are generally more take-over prone. As a result, we believe the incidence of takeovers among companies within our portfolios should be greater than the market at large. The years 2002 and 2006 were a case in point, as more than 10 percent of the names within our portfolios were the subject of premium priced takeovers in each of those years. Merger and Acquisition (M&A) activity among small cap stocks was up 20% in 2010 and is up 22% YTD 2011. We believe that the pace of M&A will continue to accelerate throughout 2011, as corporations look for strategic methods of deploying their large cash hoards that are currently earning uncompetitive rates of return. As one example, late in the fourth quarter of 2010, Bucyrus International, a significant holding in a number of our portfolios, agreed to be acquired by Caterpillar for $92 per share in cash. This price represented a 33 percent premium from its prior market price. With a broader universe of investment ideas, continued momentum in M&A, and sustained economic progress, we remain encouraged about the prospects for 2011.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund’s prospectus. Please read the Fund’s prospectus carefully before investing. Past performance is no guarantee of future results.

MANAGER COMMENTARY
KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

In the first quarter of 2011, the KEELEY Small Cap Value Fund (KSCVX) climbed 9.21 percent compared to a 7.94 percent increase for the Russell 2000 Index and a 6.60 percent rise in the Russell 2000 Value Index. Over the trailing six-month period, the Fund rose 28.81 percent compared to a 25.48 percent increase for the Russell 2000 Index. Over the past six months, the portfolio’s overweight position in materials and industrials as well as very strong stock selection has more than offset the Fund’s underweight position in the strong performing technology sector.

The Fund was well-positioned for the recovery that picked up a great deal of momentum in the second half of 2010. The portfolio has been especially helped by an overweight position and positive stock selection within the industrial sector, which has been a leader in recent quarters. Our holdings in the industrial sector are diversified fairly well within a number of industries, but we have maintained a strong focus within the transport sector, notably rail car manufacturers and rail car equipment companies such as Trinity Industries and Greenbrier Companies. Both companies are experiencing a build-up of their backlogs, which is delivering greater visibility into future earnings and also elevates our confidence in the sustainability of the economic recovery, as these industries are typically leading indicators. Lastly, as we mentioned in our broader commentary, the Fund is benefitting from the recent upturn in M&A activity, and the expanding number of restructuring opportunities has provided our research team with a great deal of optimism as we head into the latter half of 2011.

In addition, on January 31, 2011, Brian R. Keeley, CFA, was named as an Assistant Manager for the Keeley Small Cap Value, Small-Mid Cap Value, and Alternative Value Funds. Over the past few years, Brian has been a valued member of our research team, and he has been a portfolio manager of our retail separately managed accounts for a number of years. Despite this change in title, nothing will change with respect to our research team and investment process. However, we believe that this action further promotes long-term succession planning, as Brian will be able to work more closely with myself and other members of our investment team. We look forward to future contributions from Brian in the coming months and years.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 3/31/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Value Fund - Class A and Russell 2000® Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2011

				Since Commencement
	1-Year	5-Years	10-Years	of Operations (1)
Keeley Small Cap Value Fund
Class A	28.51%	2.29%	10.85%	12.43%
Class A (includes max 4 1/2% front-end load)	22.73%	1.35%	10.34%	12.14%
Class I	28.83%	N/A	N/A	0.31%
Russell 2000® Index	25.79%	3.35%	7.87%	8.57	% (2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund - Class A. The return from the commencement date of the Keeley Small Cap Value Fund - Class I is 4.48%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is composrised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and not available for investments.
***	PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY SMALL CAP DIVIDEND VALUE FUND (KSDVX - KSDIX)

In the first quarter of 2011, the KEELEY Small Cap Dividend Value Fund (KSDVX) climbed 9.15 percent compared to a 6.60 percent increase for the Russell 2000 Value Index. Over the trailing six-month period ending March 31, 2011, the Fund rose 24.82 percent compared to a 22.97 percent increase for the Russell 2000 Value Index. The Fund had no pronounced sector biases that led to its outperformance, as strong stock selection was the key driver in the portfolio’s returns. In the first quarter of 2011, the Fund’s holdings outperformed the Russell 2000 Value Index in every sector except health care, and positions in the industrial sector were exceptionally strong. Three sectors accounted for the majority of the portfolio’s performance: industrials, technology, and consumer discretionary. As mentioned previously, the industrials sector was especially strong, led by Titan International and Trinity Industries. Titan International was the portfolio’s top performing stock over the past quarter, as this leading maker of agricultural and mining tires is experiencing an increase in demand as the global economy recovers.

The portfolio targets a gross dividend yield that is greater than the Russell 2000 Value Index, and the yield before expenses is currently 2.60 percent. Over the past year, 48 of 84 stocks have raised or initiated a dividend, and the portfolio continues to exhibit a more attractive risk profile than its benchmark. The Fund also favors companies that we believe have the ability to raise their dividends.

We continue to believe that equity markets offer value at current levels, and we remain cautiously optimistic with respect to the economic recovery. We think that it is relatively early in the healing of the U.S. economy, but we recognize that there are a number of headwinds that could cause the recovery to be slower than many expect. We have been especially impressed by how quickly corporate profitability has returned, but with margins closer to their peaks than their troughs and input costs rising, we are concerned that margin expansion may decelerate going forward. Finally, valuations have risen dramatically in the past two years. Although we are still finding attractive opportunities, the “great” ideas are fewer, and it requires additional effort to find them. With that said, the health of our dividend-paying universe has improved dramatically during the recovery, and we are seeing positive trends with respect to how companies are investing their cash. We have seen a steady flow of dividend increases and initiations over the past year. We expect this trend to continue as the banking sector recovers, which should provide our team with additional opportunities to consider moving forward.

Sincerely,

Thomas E. Browne, Jr.
Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 3/31/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2011

		Since Commencement
	1-Year	of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	30.43%	32.89%
Class A (includes max 4 1/2% front-end load)	24.62%	28.37%
Class I	30.77%	33.21%
Russell 2000® Value Index	20.63%	29.28%

(1)	Inception date is December 1, 2009.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forcasted growth values. The Russell 2000® Value Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.
***	PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY
KEELEY SMALL-MID CAP VALUE FUND (KSMVX - KSMIX)

In the first quarter of 2011, the KEELEY Small-Mid Cap Value Fund (KSMVX) climbed 10.58 percent compared to a 7.68 percent increase for the Russell 2500 Value Index. Over the trailing six-month period ending March 31, 2011, the Fund rose 30.19 percent compared to a 22.58 percent increase for the Russell 2500 Value Index. All ten economic sectors of the Russell 2500 Value Index produced positive returns in the first quarter, led by the energy, industrials, and health care sectors. The Fund benefited greatly from overweight positions in both the energy and materials sectors. Strong stock selection in the industrial sector, however, was the key driver of the portfolio’s relative outperformance in the first quarter and over the past six months.

The industrial sector continues to be a dominant weight in the Fund, with over 31 percent of the portfolio’s stocks held in that sector. Three of the Fund’s top five contributors in 2011, Trinity Industries, Greenbrier Companies, and Manitowoc, are in the industrial sector, with Trinity and Greenbrier having specific exposure to the transport industry. Both companies are involved in the manufacturing and design of rail cars and rail car equipment, and both have quickly recovered from extremely low production levels and are now experiencing a build-up of their backlogs. This upturn in the cycle has benefited a number of companies we own in this industry, and we believe the outlook for the space continues to be favorable. Lastly, as we mentioned in our broader commentary, the Fund is benefitting from the recent upturn in M&A activity, and the expanding number of restructuring opportunities has provided our research team with a great deal of optimism as we head into the latter half of 2011.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 3/31/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2011

			Since Commencement
	1-Year	3-Years	of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	25.95%	5.25%	4.21%
Class A (includes max 4 1/2% front-end load)	20.33%	3.64%	2.90%
Class I	26.24%	5.53%	4.49%
Russell 2500® Value Index	22.67%	7.95%	4.19%

(1)	Inception date is August 15, 2007.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forcasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.
***	PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

In the first quarter of 2011, the KEELEY Mid Cap Value Fund (KMCVX) climbed 8.58 percent compared to a 7.42 percent increase for the Russell Mid Cap Value Index. Over the trailing six-month period ending March 31, 2011, the Fund rose 23.92 percent compared to a 20.57 percent increase for the Russell Mid Cap Value Index. Nine of the ten economic sectors of the Russell Mid Cap Value Index produced positive returns in the first quarter, led by the energy, industrials, and health care sectors. Strong stock selection was the key driver in the portfolio’s outperformance, as our sector allocations only had a marginal impact on returns. Stock selection within the financial and utilities sectors proved to be the most beneficial during the first quarter.

Two of the Fund’s top five contributors in the first quarter were in the financial sector, with Discover Financial Services rising over 30 percent in the first quarter alone. Shares of this payment company climbed to their highest level in more than three years after announcing record profit and tripling their quarterly dividend to 6 cents a share. Howard Hughes Corporation, which was spun-out of General Growth Properties, Inc., after the former emerged from bankruptcy in November of 2010, rose more than 31 percent in 2011. The real estate investment and development company climbed during the quarter along with General Growth’s announcement that earnings and sales were improving at a number of its properties.

The Fund continues to be our most concentrated offering. Since the number of restructuring opportunities, namely corporate spin-offs, tends to be most fruitful in the small-cap space, we seek to construct the Fund with our highest conviction ideas in pure mid-capitalization companies, which we define as companies with market capitalizations between $1.5 to $10 billion at the time of purchase. Although we believe the universe of ideas is greatest in the small-cap space, we believe that there are a number of unique and under-followed opportunities in the mid-cap space. As we mentioned in our broader commentary, we are encouraged by the number of prospective opportunities in corporate spin-offs and the number of larger-cap companies that are breaking up into multiple divisions, which should yield a greater number of ideas in the mid-cap universe.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 3/31/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Mid Cap Value Fund - Class A and Russell Midcap® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2011

				Since Commencement
	1-Year	3-Years	5-Years	of Operations (1)
Keeley Mid Cap Value Fund
Class A	24.34%	-5.08%	-1.01%	1.53%
Class A (includes max 4 1/2% front-end load)	18.78%	-6.53%	-1.92%	0.71%
Class I	24.72%	-4.85%	N/A	-7.58%
Russell Midcap® Value Index	22.26%	6.61%	4.04%	5.42	% (2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return from the commencement date of the Keeley Mid Cap Value Fund - Class I is 3.18%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forcasted growth values. The Russell Midcap® Value Index is unmanaged and returns include reinvested dividends. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.
***	PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

In the first quarter of 2011, the KEELEY All Cap Value Fund (KACVX) climbed 7.38 percent compared to a 6.47 percent increase for the Russell 3000 Value Index. Over the trailing six-month period ending March 31, 2011, the Fund rose 23.54 percent compared to an 18.09 percent increase for the Russell 3000 Value Index. All ten economic sectors of the Russell 3000 Value Index produced positive returns in the first quarter, led by the energy, industrials, and materials sectors. The Fund benefited greatly from an overweight position in the industrial sector, as well as strong stock selection in the health care sector. Additionally, although the average market capitalization of the portfolio has risen in recent quarters due to a slight focus on larger companies, we believe that the greatest opportunity to add alpha remains in smaller companies. Over the past six months, the portfolio’s bias toward smaller companies was a positive contributor relative to the Russell 3000 Value Index, since smaller stocks significantly outperformed their larger peers over recent periods.

On January 31, 2011, Ed Ciskowski was named the Assistant Portfolio Manager of the Fund. While Ed supported the Fund as an analyst since he joined the firm in 2008, he now has a greater focus on idea generation and portfolio construction, with specific emphasis on adding larger-cap names to the portfolio. Although we specialize in small-cap and believe that we are able to discover the greatest amount of inefficiency in smaller stocks, a number of larger-cap companies are undergoing corporate restructuring. We believe that we can add value here as well, and a small number of large cap positions should reduce volatility in the underlying portfolio. For example, we added Pfizer (PFE) in the most recent quarter. On a pure valuation basis, we believe that Pfizer is attractive, but we see further potential in a “sum-of-the-parts” equation. We believe Pfizer commenced an “unannounced” restructuring when it added $5 billion to its share repurchase program, implemented an 18 percent reduction in R&D, and sold its Capsugel business to Kohlberg Kravis Roberts (KKR) for $2.38 billion in cash. Additionally, Pfizer has two businesses that appear to be relatively non-core and undervalued (versus public peers) when compared to its well-established pharmaceutical business. With new management in place, we think there is a chance of a sale or spin-off of one or both of these units in the near future.

With an extra focus on larger companies due to the recent addition of Ed Ciskowski, and the expanded number of opportunities inside our corporate restructuring themes, it is our view that the Fund is well-positioned to take advantage of any opportunity that exists within our investment process, regardless of market capitalization.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 3/31/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2011

			Since Commencement
	1-Year	3-Years	of Operations (1)
Keeley All Cap Value Fund
Class A	21.55%	0.47%	4.01%
Class A (includes max 4 1/2% front-end load)	16.06%	-1.05%	3.02%
Class I	21.77%	0.71%	-2.77%
Russell 3000® Value Index	15.60%	1.09%	2.34	% (2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return from the commencement date of the Keeley All Cap Value Fund - Class I is -1.73%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The Russell 3000® Value Index is unmanaged and returns include reinvestment of dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.
***	PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY
KEELEY ALTERNATIVE VALUE FUND (KALVX - KALIX)

In the first quarter of 2011, the KEELEY Alternative Value Fund (KALVX) climbed 5.69 percent compared to a 5.92 percent rise for the S&P 500 Index and a 7.68 percent increase for the Russell 2500 Value Index. Over the past six months ending March 31, 2011, the portfolio rose 20.59 percent compared to a 17.31 percent increase for the S&P 500 Index and a 22.58 percent return for the Russell 2500 Value Index.

While all economic sectors produced positive returns in the first quarter, the long-side of the Fund benefited greatly from strong overweight positions in both the energy and materials sectors. Strong stock selection in the industrial sector was the key driver of the long-side of the portfolio’s contribution to returns in the most recent quarter, as well as the past six months. During this period, sub-adviser Broadmark Asset Management has kept the Fund largely un-hedged, allowing the long-side of the portfolio to benefit from the economic recovery. However, growing unrest in the Middle East, followed by the tragic earthquake and tsunami in Japan, put a temporary halt to the uptrend by mid-quarter. The S&P 500 Index fell almost 7 percent between mid-February and mid-March. The portfolio was slightly hedged when the market resumed its uptrend, which detracted slightly from returns during the quarter. Once the S&P 500 Index climbed back above the 1,300 level and approached its February 2011 highs, Broadmark removed any incremental hedge, allowing the portfolio to fully participate in the market’s strong advance late in the quarter. We continue to view the equity markets favorably, and the long-side of the portfolio is positioned accordingly, with overweight positions in industrials and materials. Broadmark believes that the big risk to equities is the inevitable removal of liquidity by central banks. World-wide commodity inflation, the rise in the price of oil, and the potential ending of QE2 at the end of June by the US Federal Reserve will be watched closely to gauge their impact on US interest rates and monetary policy.

If any of the above-mentioned concerns causes a dramatic shift in future growth, earnings forecasts or investor sentiment, Broadmark may be quick to hedge the portfolio accordingly.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 3/31/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes
(Unaudited)

Cumulative total returns ****
For the periods ended March 31, 2011

		Since Commencement
	9-Months (1)	of Operations (1)(2)
Keeley Alternative Value Fund
Class A	23.60%	8.89%
Class A (includes max 4 1/2% front-end load)	17.97%	4.00%
Class I	23.77%	9.29%
S&P 500® Index	30.56%	14.79%
Russell 2500® Value Index	36.55%	21.44%

(1)	Not annualized.
(2)	Inception date is April 1, 2010.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.
***	The Russell 2500® Value Index Measures the performance of those Russell 2500® Index Companies with lower price-to-book ratios and lower forcasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.
****	PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended March 31, 2011
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

	CLASS A
			Annual	Expenses
	Beginning	Ending	Expense	paid during
	account value	account value	Ratio **	the period *
Small Cap Value Fund	$1,000.00	$1,288.10	1.36%	$7.76
Small Cap Dividend Value Fund	1,000.00	1,248.20	1.39%	7.79
Small-Mid Cap Value Fund	1,000.00	1,301.90	1.39%	7.98
Mid Cap Value Fund	1,000.00	1,239.20	1.40%	7.82
All Cap Value Fund	1,000.00	1,235.40	1.39%	7.75
Alternative Value Fund	1,000.00	1,205.90	2.37%	13.03

	CLASS I
			Annual	Expenses
	Beginning	Ending	Expense	paid during
	account value	account value	Ratio **	the period *
Small Cap Value Fund	$1,000.00	$1,289.50	1.11%	$6.34
Small Cap Dividend Value Fund	1,000.00	1,250.20	1.14%	6.40
Small-Mid Cap Value Fund	1,000.00	1,304.70	1.14%	6.55
Mid Cap Value Fund	1,000.00	1,240.10	1.15%	6.42
All Cap Value Fund	1,000.00	1,236.30	1.14%	6.36
Alternative Value Fund	1,000.00	1,207.60	2.12%	11.67

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Small Cap Value, the Small Cap Dividend Value, the Small-Mid Cap Value, the Mid Cap Value, the All Cap Value, and the Alternative Value Funds (to reflect the one-half year period).
**	Includes interest expense and dividend expense, where applicable.

KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended March 31, 2011
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
			Annual	Expenses
	Beginning	Ending	Expense	paid during
	account value	account value	Ratio **	the period *
Small Cap Value Fund	$1,000.00	$1,018.15	1.36%	$6.84
Small Cap Dividend Value Fund	1,000.00	1,018.00	1.39%	6.99
Small-Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Mid Cap Value Fund	1,000.00	1,017.95	1.40%	7.04
All Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Alternative Value Fund	1,000.00	1,013.11	2.37%	11.90

	CLASS I
			Annual	Expenses
	Beginning	Ending	Expense	paid during
	account value	account value	Ratio **	the period *
Small Cap Value Fund	$1,000.00	$1,019.40	1.11%	$5.59
Small Cap Dividend Value Fund	1,000.00	1,019.25	1.14%	5.74
Small-Mid Cap Value Fund	1,000.00	1,019.25	1.14%	5.74
Mid Cap Value Fund	1,000.00	1,019.20	1.15%	5.79
All Cap Value Fund	1,000.00	1,019.25	1.14%	5.74
Alternative Value Fund	1,000.00	1,014.36	2.12%	10.65

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Small Cap Value, the Small Cap Dividend Value, the Small-Mid Cap Value, the Mid Cap Value, the All Cap Value, and the Alternative Value Funds (to reflect the one-half year period).
**	Includes interest expense and dividend expense, where applicable.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.25%
	Aerospace & Defense – 0.78%
634,000	Teledyne Technologies, Inc. (a)	$32,784,140

	Auto Components – 0.75%
1,268,271	Dana Holding Corp. (a)	22,055,233
378,000	Federal Mogul Corp. (a)	9,412,200

		31,467,433

	Beverages – 0.23%
258,500	Dr. Pepper Snapple Group, Inc.	9,605,860

	Building Products – 0.76%
1,622,500	Quanex Building Products Corp.	31,849,675

	Capital Markets – 4.30%
1,119,600	Epoch Holding Corp.	17,667,288
445,000	Evercore Partners, Inc.	15,259,050
844,500	Federated Investors, Inc. (b)	22,590,375
368,000	Gamco Investors, Inc. (b) (c)	17,060,480
321,500	Greenhill & Co, Inc. (b)	21,151,485
794,000	Legg Mason, Inc. (b)	28,655,460
1,568,999	MF Global Holdings Ltd. (a) (b)	12,991,312
415,000	Pzena Investment Management, Inc.	2,929,900
2,732	Teton Advisors, Inc. (a) (b)	35,516
1,021,000	Waddell & Reed Financial, Inc.	41,462,810

		179,803,676

	Chemicals – 4.30%
818,000	Arch Chemicals, Inc.	34,020,620
541,000	Ashland, Inc.	31,248,160
215,000	Chemtura Corp. (a)	3,698,000
1,143,000	Koppers Holdings, Inc. (b) (c)	48,806,100
1,024,500	W.R. Grace & Co. (a)	39,228,105
1,303,376	Zep, Inc. (c)	22,691,776

		179,692,761

	Commercial Banks – 0.84%
961,000	Wintrust Financial Corp. (b)	35,316,750

	Commercial Services & Supplies – 1.53%
556,500	Covanta Holding Corp. (b)	9,505,020
1,447,780	R.R. Donnelley & Sons Co.	27,391,998
603,000	Standard Parking Corp. (a)	10,709,280
499,576	The Brink’s Co.	16,540,961

		64,147,259

	Computers & Peripherals – 0.64%
1,410,000	NCR Corp. (a)	26,564,400

	Construction & Engineering – 6.23%
1,192,500	AECOM Technology Corp. (a)	33,068,025
1,108,000	Chicago Bridge & Iron Co.	45,051,280
988,500	Foster Wheeler AG (a)	37,187,370
1,068,700	Layne Christensen Co. (a) (c)	36,870,150
1,574,000	McDermott International, Inc. (a)	39,963,860
1,555,500	Quanta Services, Inc. (a)	34,889,865
936,500	Shaw Group, Inc. (a)	33,161,465

		260,192,015

	Construction Materials – 1.02%
944,500	Texas Industries, Inc. (b)	42,719,735

	Diversified Consumer Services – 0.05%
139,749	Mac-Gray Corp. (b)	2,254,151

	Diversified Financial Services – 1.57%
1,495,000	MarketAxess Holdings, Inc.	36,179,000
1,359,500	PHH Corp. (a) (b)	29,596,315

		65,775,315

	Elecontronic Equipment & Instruments – 0.20%
193,205	A.O. Smith Corporation	8,566,710

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	Electric Utilities – 1.35%
508,000	ITC Holdings Corp.	$35,509,200
795,000	Westar Energy, Inc.	21,003,900

		56,513,100

	Electrical Equipment – 4.12%
567,500	Acuity Brands, Inc. (b)	33,193,075
677,500	AZZ, Inc. (b) (c)	30,894,000
412,854	Franklin Electric, Inc.	19,073,855
733,000	General Cable Corp. (a)	31,738,900
387,000	Regal Beloit Corp.	28,572,210
858,000	The Babcock & Wilcox Co. (a)	28,640,040

		172,112,080

	Electronic Equipment, Instruments & Components – 0.47%
342,500	Littelfuse, Inc.	19,556,750

	Energy Equipment & Services – 3.88%
753,500	Dresser-Rand Group, Inc. (a)	40,402,670
313,000	Dril-Quip, Inc. (a)	24,736,390
872,500	Exterran Holdings, Inc. (a) (b)	20,704,425
564,000	Lufkin Industries, Inc.	52,717,080
1,342,000	Natural Gas Services Group, Inc. (a) (c)	23,833,920

		162,394,485

	Food Products – 2.88%
954,500	Flowers Foods, Inc. (b)	25,991,035
430,000	Ralcorp Holdings, Inc. (a)	29,424,900
940,888	Tootsie Roll Industries, Inc. (b)	26,683,584
672,500	TreeHouse Foods, Inc. (a) (b)	38,245,075

		120,344,594

	Gas Utilities – 0.73%
1,003,000	Questar Corp.	17,502,350
235,000	South Jersey Industries, Inc.	13,152,950

		30,655,300

	Health Care Equipment & Supplies – 0.73%
800,500	Hill-Rom Holdings, Inc.	30,402,990

	Health Care Providers & Services – 1.91%
878,000	AmerisourceBergen Corp.	34,733,680
922,763	Hanger Orthopedic Group, Inc. (a)	24,019,521
653,000	Patterson Companies, Inc.	21,020,070

		79,773,271

	Hotels, Restaurants & Leisure – 5.12%
6,070,000	Denny’s Corp. (a) (c)	24,644,200
635,000	DineEquity, Inc. (a)	34,912,300
1,108,000	Gaylord Entertainment Co. (a) (b)	38,425,440
2,195,000	Marcus Corp. (c)	23,925,500
1,575,000	Orient-Express Hotels Ltd. (a) (b)	19,482,750
807,000	Vail Resorts, Inc. (a) (b)	39,349,320
1,056,000	Wyndham Worldwide Corp.	33,591,360

		214,330,870

	Household Durables – 0.30%
110,155	National Presto Industries, Inc. (b)	12,412,265

	Insurance – 4.16%
1,417,500	First American Financial Corp.	23,388,750
754,000	Hanover Insurance Group, Inc.	34,118,500
1,313,500	HCC Insurance Holdings, Inc.	41,125,685
165,000	PartnerRe Ltd.	13,074,600
556,500	Reinsurance Group of America, Inc.	34,937,070
847,500	W.R. Berkley Corp.	27,297,975

		173,942,580

	IT Services – 2.23%
1,247,500	Broadridge Financial Solutions, Inc.	28,305,775

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	IT Services – (continued)
1,462,883	Corelogic, Inc.	$27,063,335
727,508	Wright Express Corp. (a)	37,714,015

		93,083,125

	Machinery – 19.25%
929,700	Ampco-Pittsburgh Corp. (c)	25,641,126
806,292	CIRCOR International, Inc.	37,911,850
2,043,791	Colfax Corp. (a)	46,905,003
831,000	EnPro Industries, Inc. (a)	30,181,920
3,000,000	Federal Signal Corp.	19,530,000
118,000	Flowserve Corp.	15,198,400
435,500	Gardner Denver, Inc.	33,982,065
1,027,000	John Bean Technologies Corp.	19,749,210
331,500	Joy Global, Inc.	32,755,515
834,000	Kaydon Corp.	32,684,460
952,000	LB Foster Co. (a) (c)	41,040,720
250,000	Meritor, Inc. (a)	4,242,500
953,000	RBC Bearings, Inc. (a)	36,433,190
1,126,500	Robbins & Myers, Inc.	51,807,735
864,500	Sun Hydraulics Corp. (c)	37,259,950
920,797	Tennant Co.	38,710,306
938,500	Terex Corp. (a)	34,762,040
1,699,000	The Greenbrier Companies (a) (c)	48,217,620
1,894,000	Titan International, Inc. (b)	50,399,340
1,312,500	Trinity Industries, Inc. (b)	48,129,375
335,000	Valmont Industries, Inc.	34,963,950
731,500	Wabtec Corp.	49,617,645
914,500	Watts Water Technologies, Inc. – Class A	34,924,755

		805,048,675

	Media – 0.66%
795,000	Belo Corp. (a)	7,003,950
757,500	Madison Square Garden, Inc. (a)	20,444,925

		27,448,875

	Metals & Mining – 5.03%
1,185,400	AMCOL International Corp. (b)	42,650,692
61,200	Contango Ore, Inc. (a) (b)	1,131,588
649,500	Haynes International, Inc. (c)	36,014,775
673,000	Kaiser Aluminum Corp. (b)	33,145,250
936,000	Materion Corp. (a) (b)	38,188,800
703,000	Universal Stainless & Alloy Products, Inc. (a) (c)	23,712,190
263,000	Walter Energy, Inc.	35,618,090

		210,461,385

	Multiline Retail – 0.48%
1,761,500	Saks, Inc. (a) (b)	19,922,565

	Multi-Utilities – 0.31%
473,500	Vectren Corp.	12,879,200

	Oil, Gas & Consumable Fuels – 6.63%
459,500	Alpha Natural Resources, Inc. (a) (b)	27,280,515
607,500	Berry Petroleum Co. (b)	30,648,375
1,045,500	Carrizo Oil & Co, Inc. (a) (b)	38,610,315
612,000	Contango Oil & Gas Company (a)	38,702,880
532,000	Continental Resources, Inc. (a) (b)	38,022,040
40,000	Gulfport Energy Corp. (a)	1,446,000
389,500	Oasis Petroleum, Inc. (a) (b)	12,315,990
1,327,500	Petrohawk Energy Corp. (a)	32,576,850

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	Oil, Gas & Consumable Fuels – (continued)
780,500	Range Resources Corp. (b)	$45,628,030
670,215	Resolute Energy Corp. (a) (b)	12,157,700

		277,388,695

	Paper & Forest Products – 1.63%
286,000	Clearwater Paper Corp. (a) (b)	23,280,400
447,000	Deltic Timber Corp. (b)	29,877,480
684,214	Neenah Paper, Inc.	15,032,181

		68,190,061

	Pharmaceuticals – 0.75%
392,500	Perrigo Co.	31,211,600

	Real Estate Investment Trusts – 0.42%
1,077,500	Walter Investment Management Corp. (b)	17,380,075

	Real Estate Management & Development – 0.98%
1,275,000	Forestar Group, Inc. (a) (b)	24,250,500
236,112	Howard Hughes Corp. (a)	16,678,952

		40,929,452

	Road & Rail – 3.79%
376,000	Amerco (a)	36,472,000
1,232,000	Avis Budget Group, Inc. (a) (b)	22,065,120
804,500	Genesee & Wyoming, Inc. (a)	46,821,900
670,000	Kansas City Southern (a)	36,481,500
208,000	Providence & Worcester Railroad Co.	3,461,120
785,500	RailAmerica, Inc. (a) (b)	13,384,920

		158,686,560

	Specialty Retail – 2.46%
806,400	Foot Locker, Inc.	15,902,208
1,257,500	Midas Group, Inc. (a) (c)	9,645,025
811,000	Penske Automotive Group, Inc. (a)	16,236,220
694,400	PetSmart, Inc.	28,435,680
2,345,000	Sally Beauty Holdings, Inc. (a)	32,853,450

		103,072,583

	Textiles, Apparel & Luxury Goods – 0.94%
466,500	Hanesbrands, Inc. (a)	12,614,160
934,500	Maidenform Brands, Inc. (a)	26,698,665

		39,312,825

	Thrifts & Mortgage Finance – 4.02%
1,050,000	Brookline Bancorp, Inc.	11,056,500
573,000	Capitol Federal Financial	6,457,710
1,763,000	First Niagara Financial Group, Inc. (b)	23,941,540
1,091,500	Home Federal Bancorp, Inc. (c)	12,857,870
610,500	Iberiabank Corp.	36,709,365
553,000	Northwest Bancshares, Inc.	6,934,620
1,125,000	Oritani Financial Corp.	14,265,000
1,380,000	Provident Financial Services, Inc. (b)	20,424,000
184,200	Rockville Financial, Inc.	1,921,206
290,000	Territorial Bancorp, Inc.	5,776,800
890,000	Viewpoint Financial Group	11,570,000
1,790,000	Westfield Financial, Inc. (c)	16,217,400

		168,132,011

	Trading Companies & Distributors – 0.82%
975,500	Kaman Corp. (b)	34,337,600

	Total Common Stocks (Cost $3,022,734,751)	$4,150,663,452

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Principal
Amount		Value

	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING – 3.59%
	Repurchase Agreement – 3.22%
$134,784,500	Credit Suisse First Boston Repurchase Agreement, (Dated 3/31/2011), 0.12%, due 4/01/2011, (Repurchased proceeds $134,784,949); [Collateralized by $445,255,000, in a U.S. Treasury Strip with an interest rate of 4.50% and maturity date of 2/15/2036 (Market Value $137,481,387)]	$134,784,500

Shares

	Money Market Funds – 0.37%
7,577,812	Goldman Sachs Financial Square Money Market Fund, 0.15%	$7,577,812
7,585,599	DWS Money Market Fund – Institutional Series, 0.16%	7,585,599
43,293	HSBC Investment Prime Money Market Fund, 0.13%	43,293
70,183	JPMorgan Prime Money Market Fund, 0.13%	70,183

		15,276,887

	Total Investments Purchased With Cash Proceeds From Securities Lending (Cost $150,061,387)	$150,061,387

	SHORT TERM INVESTMENTS – 0.64%
	Money Market Funds – 0.64%
26,858,516	Fidelity Government Portfolio, 0.01%	$26,858,516

	Total Short Term Investments (Cost $26,858,516)	$26,858,516

	Total Investments – 103.48%
	(Cost $3,199,654,654)	$4,327,583,355
	Liabilities in Excess of Other Assets – (3.48)%	(145,554,949)

	TOTAL NET ASSETS – 100.00%	$4,182,028,406

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	(b) All or portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

	(c) Affiliated issuer. See Note 10 in the Notes to the Financial Statements.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

Shares		Value

	COMMON STOCKS – 98.08%
	Auto Components – 1.55%
20,200	Superior Industries International, Inc.	$517,928

	Capital Markets – 1.41%
6,300	Arlington Asset Investment Corp.	191,772
7,500	Artio Global Investments, Inc.	121,200
10,100	Epoch Holding Corp.	159,378

		472,350

	Chemicals – 2.77%
12,400	Arch Chemicals, Inc.	515,716
3,700	Hawkins, Inc.	151,996
11,000	RPM International, Inc.	261,030

		928,742

	Commercial Banks – 4.33%
29,900	BancorpSouth, Inc.	461,955
27,400	FirstMerit Corp.	467,444
34,500	Glacier Bancorp, Inc.	519,225

		1,448,624

	Commercial Services & Supplies – 1.02%
12,900	Deluxe Corp.	342,366

	Communications Equipment – 2.19%
7,900	Adtran, Inc.	335,434
25,700	Communications Systems, Inc.	396,808

		732,242

	Containers & Packaging – 2.16%
7,700	Bemis, Inc.	252,637
6,800	Rock-Tenn Co.	471,580

		724,217

	Electric Utilities – 4.42%
11,400	Allete, Inc.	444,258
11,300	Cleco Corp.	387,477
11,400	El Paso Electric Co. (a)	346,560
11,400	Westar Energy, Inc.	301,188

		1,479,483

	Electrical Equipment – 2.06%
4,400	Regal Beloit Corp.	324,852
8,200	A.O. Smith Corporation	363,588

		688,440

	Electronic Equipment, Instruments & Components – 2.64%
10,200	MTS Systems Corp.	464,610
31,700	Richardson Electronics Ltd.	417,806

		882,416

	Energy Equipment & Services – 2.03%
1,900	Carbo Ceramics, Inc.	268,128
4,400	Lufkin Industries, Inc.	411,268

		679,396

	Food & Staples Retailing – 1.14%
10,400	PriceSmart, Inc.	381,056

	Food Products – 1.42%
25,300	B & G Foods, Inc.	474,881

	Gas Utilities – 1.54%
9,200	South Jersey Industries, Inc.	514,924

	Health Care Equipment & Supplies – 3.56%
20,400	Cantel Medical Corp.	525,300
7,100	Hill-Rom Holdings, Inc.	269,658
16,500	Meridian Bioscience, Inc.	395,835

		1,190,793

	Health Care Providers & Services – 1.48%
7,400	Owens & Minor, Inc.	240,352
11,400	U. S. Physical Therapy, Inc. (a)	254,676

		495,028

	Hotels, Restaurants & Leisure – 2.32%
23,900	Einstein Noah Restaurant Group, Inc.	389,092
25,500	Marcus Corp.	277,950
3,400	Wyndham Worldwide Corp.	108,154

		775,196

	Insurance – 6.55%
14,000	Arthur J. Gallagher & Co.	425,740
33,100	Eastern Insurance Holdings, Inc.	430,300
47,500	Meadowbrook Insurance Group, Inc.	491,625
22,600	Protective Life Corp.	600,030
3,900	Reinsurance Group of America, Inc.	244,842

		2,192,537

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	IT Services – 0.79%
14,700	Total System Services, Inc.	$264,894

	Machinery – 9.53%
11,300	Harsco Corp.	398,777
17,100	John Bean Technologies Corp.	328,833
5,900	Snap-On, Inc.	354,354
12,400	Tennant Co.	521,296
4,700	Timken Co.	245,810
21,600	Titan International, Inc.	574,776
20,900	Trinity Industries, Inc.	766,403

		3,190,249

	Marine – 1.30%
17,500	Nordic American Tanker Shipping Ltd.	434,700

	Media – 2.20%
15,300	Arbitron, Inc.	612,459
9,800	World Wrestling Entertainment, Inc.	123,186

		735,645

	Multiline Retail – 0.59%
4,900	Dillards, Inc.	196,588

	Multi-Utilities – 2.45%
16,500	Northwestern Corp.	499,950
6,300	OGE Energy Corp.	318,528

		818,478

	Oil, Gas & Consumable Fuels – 3.91%
11,400	Berry Petroleum Co.	575,130
18,100	World Fuel Services Corp.	735,041

		1,310,171

	Paper & Forest Products – 1.46%
22,300	Neenah Paper, Inc.	489,931

	Real Estate Investment Trusts – 11.43%
12,600	American Campus Communities, Inc.	415,800
39,300	Dynex Cap, Inc.	395,358
6,300	Equity Lifestyle Properties, Inc.	363,195
17,800	Government Properties Income Trust	478,108
11,900	Healthcare Realty Trust, Inc.	270,130
28,700	Medical Properties Trust, Inc.	332,059
24,100	Sabra Health Care REIT, Inc. (a)	424,401
10,900	Sovran Self Storage, Inc.	431,095
37,000	Summit Hotel Properties, Inc. (a)	367,780
21,700	Walter Investment Management Corp.	350,021

		3,827,947

	Software – 1.03%
10,200	Jack Henry & Associates, Inc.	345,678

	Specialty Retail – 4.99%
25,650	Aaron’s, Inc.	650,484
15,300	Destination Maternity Corp.	352,971
24,200	Foot Locker, Inc.	477,224
9,800	Stage Stores, Inc.	188,356

		1,669,035

	Textiles, Apparel & Luxury Goods – 1.29%
33,100	R.G. Barry Corp.	433,279

	Thrifts & Mortgage Finance – 6.72%
40,000	Beneficial Mutual Bancorp, Inc. (a)	344,800
7,100	Iberiabank Corp.	426,923
35,600	Northwest Bancshares, Inc.	446,424
31,900	Oritani Financial Corp.	404,492
20,300	Territorial Bancorp, Inc.	404,376
24,800	Westfield Financial, Inc.	224,688

		2,251,703

	Trading Companies & Distributors – 4.60%
14,700	Kaman Corp.	517,440
4,000	MSC Industrial Direct Co.	273,880
20,300	Textainer Group Holdings Ltd.	746,956

		1,538,276

	Water Utilities – 1.20%
17,600	Aqua America, Inc.	402,864

	Total Common Stocks (Cost $26,703,552)	$32,830,057

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	EXCHANGE TRADED FUNDS – 0.63%
	Funds, Trusts & Other Financial Vehicles – 0.63%
2,800	iShares Russell 2000 Value Index Fund	$211,064

	Total Exchange Traded Funds (Cost $194,379)	$211,064

	SHORT TERM INVESTMENTS – 1.33%
	Money Market Funds – 1.33%
445,834	Fidelity Government Portfolio, 0.01%	$445,834

	Total Short Term Investments (Cost $445,834)	$445,834

	Total Investments – 100.04%
	(Cost $27,343,765)	$33,486,955
	Liabilities in Excess of Other Assets – (0.04)%	(13,379)

	TOTAL NET ASSETS – 100.00%	$33,473,576

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

Shares		Value

	COMMON STOCKS – 95.80%
	Auto Components – 0.88%
20,500	Visteon Corp. (a)	$1,281,045

	Capital Markets – 4.47%
77,000	Epoch Holding Corp.	1,215,060
49,000	Invesco Ltd.	1,252,440
30,000	Lazard Ltd.	1,247,400
34,500	Legg Mason, Inc.	1,245,105
40,000	Pzena Investment Management, Inc.	282,400
61,000	Safeguard Scientifics, Inc. (a)	1,241,350

		6,483,755

	Chemicals – 5.24%
21,500	Ashland, Inc.	1,241,840
73,000	Chemtura Corp. (a)	1,255,600
51,800	Solutia, Inc. (a)	1,315,720
9,000	Tronox, Inc. (a)	1,255,500
33,000	W.R. Grace & Co. (a)	1,263,570
73,000	Zep, Inc.	1,270,930

		7,603,160

	Commercial Banks – 0.87%
82,000	BancorpSouth, Inc. (a)	1,266,900

	Commercial Services & Supplies – 2.56%
64,500	R.R. Donnelley & Sons Co.	1,220,340
203,010	Swisher Hygiene, Inc. (a)	1,247,496
37,500	The Brink’s Co.	1,241,625

		3,709,461

	Computers & Peripherals – 0.86%
66,000	NCR Corp. (a)	1,243,440

	Construction & Engineering – 4.56%
34,400	Chicago Bridge & Iron Co.	1,398,704
33,500	Foster Wheeler AG (a)	1,260,270
58,000	McDermott International, Inc. (a)	1,472,620
56,000	Quanta Services, Inc. (a)	1,256,080
35,000	Shaw Group, Inc. (a)	1,239,350

		6,627,024

	Construction Materials – 0.84%
27,000	Texas Industries, Inc.	1,221,210

	Consumer Finance – 0.85%
51,400	Discover Financial Services	1,239,768

	Containers & Packaging – 0.85%
52,500	Temple-Inland, Inc.	1,228,500

	Diversified Financial Services – 1.74%
57,500	PHH Corp. (a)	1,251,775
30,000	CIT Group, Inc. (a)	1,276,500

		2,528,275

	Elecontronic Equipment & Instruments – 2.66%
28,500	A.O. Smith Corporation	1,263,690
68,000	Generac Holdings, Inc. (a)	1,379,720
101,000	Methode Electronics, Inc.	1,220,080

		3,863,490

	Electric Utilities – 0.87%
18,000	ITC Holdings Corp.	1,258,200

	Electrical Equipment – 3.53%
22,000	Acuity Brands, Inc.	1,286,780
28,000	Franklin Electric, Inc.	1,293,600
39,000	The Babcock & Wilcox Co. (a)	1,301,820
21,000	Thomas & Betts Corp. (a)	1,248,870

		5,131,070

	Energy Equipment & Services – 0.84%
15,500	Dril-Quip, Inc. (a)	1,224,965

	Gas Utilities – 1.72%
17,000	National Fuel Gas Co.	1,258,000
71,000	Questar Corp.	1,238,950

		2,496,950

	Health Care Equipment & Supplies – 2.60%
44,500	CareFusion Corp. (a)	1,254,900
24,500	Covidien Plc	1,272,530
33,000	Hill-Rom Holdings, Inc.	1,253,340

		3,780,770

	Health Care Providers & Services – 3.46%
31,000	AmerisourceBergen Corp.	1,226,360
30,000	Cardinal Health, Inc.	1,233,900

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	Health Care Providers & Services – (continued)
47,000	Hanger Orthopedic Group, Inc. (a)	$1,223,410
60,000	U. S. Physical Therapy, Inc. (a)	1,340,400

		5,024,070

	Hotels, Restaurants & Leisure – 6.87%
295,000	Denny’s Corp. (a)	1,197,700
23,000	DineEquity, Inc. (a)	1,264,540
36,000	Gaylord Entertainment Co. (a)	1,248,480
94,000	MGM Resorts International (a)	1,236,100
99,000	Orient-Express Hotels Ltd. (a)	1,224,630
48,000	Red Robin Gourmet Burgers, Inc. (a)	1,291,200
26,000	Vail Resorts, Inc. (a)	1,267,760
39,000	Wyndham Worldwide Corp.	1,240,590

		9,971,000

	Household Durables – 1.75%
36,500	Jarden Corp.	1,298,305
11,000	National Presto Industries, Inc.	1,239,480

		2,537,785

	Insurance – 3.42%
41,000	Arthur J. Gallagher & Co.	1,246,810
171,000	CNO Financial Group, Inc. (a)	1,284,210
72,000	First American Financial Corp.	1,188,000
92,000	Genworth Financial, Inc. (a)	1,238,320

		4,957,340

	IT Services – 2.55%
67,000	Corelogic, Inc.	1,239,500
24,000	Teradata Corp. (a)	1,216,800
24,000	Wright Express Corp. (a)	1,244,160

		3,700,460

	Machinery – 15.77%
23,500	Agco Corp. (a)	1,291,795
58,000	Briggs & Stratton Corp.	1,313,700
58,100	Colfax Corp. (a)	1,333,395
34,000	EnPro Industries, Inc. (a)	1,234,880
188,000	Federal Signal Corp.	1,223,880
64,000	John Bean Technologies Corp.	1,230,720
13,000	Joy Global, Inc.	1,284,530
28,500	LB Foster Co. (a)	1,228,635
73,000	Manitowoc, Inc.	1,597,240
35,000	Oshkosh Corp. (a)	1,238,300
30,000	Tennant Co.	1,261,200
35,000	Terex Corp. (a)	1,296,400
60,000	The Greenbrier Companies (a)	1,702,800
24,000	Timken Co.	1,255,200
62,000	Titan International, Inc.	1,649,820
38,000	Trinity Industries, Inc.	1,393,460
20,000	Wabtec Corp.	1,356,600

		22,892,555

	Media – 1.78%
153,000	Belo Corp. (a)	1,347,930
46,000	Madison Square Garden, Inc. (a)	1,241,540

		2,589,470

	Metals & Mining – 1.88%
25,000	Kaiser Aluminum Corp.	1,231,250
11,000	Walter Energy, Inc.	1,489,730

		2,720,980

	Multiline Retail – 0.88%
40,500	Dollar General Corp. (a)	1,269,675

	Multi-Utilities – 0.84%
40,000	Wisconsin Energy Corp.	1,220,000

	Oil, Gas & Consumable Fuels – 8.27%
12,500	Concho Resources Inc. (a)	1,341,250
23,500	Consol Energy, Inc.	1,260,305
20,000	Continental Resources, Inc. (a)	1,429,400
10,400	EOG Resources, Inc.	1,232,504
46,000	Oasis Petroleum, Inc. (a)	1,454,520
54,000	Petrohawk Energy Corp. (a)	1,325,160
23,000	Range Resources Corp.	1,344,580
68,000	Resolute Energy Corp. (a)	1,233,520
108,000	Sandridge Energy, Inc. (a)	1,382,400

		12,003,639

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	Paper & Forest Products – 0.92%
20,000	Deltic Timber Corp.	$1,336,800

	Pharmaceuticals – 0.88%
16,000	Perrigo Co.	1,272,320

	Real Estate Investment Trusts – 0.83%
75,000	Walter Investment Management Corp.	1,209,750

	Road & Rail – 3.61%
72,000	Avis Budget Group, Inc. (a)	1,289,520
21,500	Genesee & Wyoming, Inc. (a)	1,251,300
23,200	Kansas City Southern (a)	1,263,240
84,500	RailAmerica, Inc. (a)	1,439,880

		5,243,940

	Specialty Retail – 4.44%
49,500	Aaron’s, Inc.	1,255,320
65,000	Foot Locker, Inc.	1,281,800
88,000	Harry Winston Diamond Corp. (a)	1,423,840
63,000	Penske Automotive Group, Inc. (a)	1,261,260
30,000	PetSmart, Inc.	1,228,500

		6,450,720

	Thrifts & Mortgage Finance – 1.71%
98,000	Oritani Financial Corp.	1,242,640
62,000	Territorial Bancorp, Inc.	1,235,040

		2,477,680

	Total Common Stocks (Cost $102,223,448)	$139,066,167

	EXCHANGE TRADED FUNDS – 4.00%
	Funds, Trusts & Other Financial Vehicles – 4.00%
34,600	iShares Russell 2000 Index Fund	2,912,282
38,400	iShares Russell 2000 Value Index Fund	2,894,592

	Total Exchange Traded Funds (Cost $5,551,339)	$5,806,874

	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
941	Fidelity Government Portfolio, 0.01%	$941

	Total Short Term Investments (Cost $941)	$941

	Total Investments – 99.80%
	(Cost $107,775,728)	$144,873,982
	Other Assets in Excess of Liabilities – 0.20%	295,800

	TOTAL NET ASSETS – 100.00%	$145,169,782

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

Shares		Value

	COMMON STOCKS – 100.07%
	Aerospace & Defense – 1.84%
20,500	ITT Corp.	$1,231,025

	Auto Components – 1.64%
17,500	Visteon Corp. (a)	1,093,575

	Capital Markets – 8.81%
20,000	Ameriprise Financial, Inc.	1,221,600
2,900	CME Group, Inc.	874,495
44,900	Invesco Ltd.	1,147,644
29,200	Lazard Ltd.	1,214,136
39,500	Legg Mason, Inc.	1,425,555

		5,883,430

	Chemicals – 5.15%
21,300	Ashland, Inc.	1,230,288
15,000	FMC Corp.	1,273,950
24,400	W.R. Grace & Co. (a)	934,276

		3,438,514

	Commercial Banks – 1.39%
18,000	BOK Financial Corp.	930,240

	Commercial Services & Supplies – 1.70%
60,000	R.R. Donnelley & Sons Co.	1,135,200

	Construction & Engineering – 6.81%
59,800	McDermott International, Inc. (a)	1,518,322
44,000	Quanta Services, Inc. (a)	986,920
23,000	Shaw Group, Inc. (a)	814,430
37,000	The Babcock & Wilcox Co. (a)	1,235,060

		4,554,732

	Consumer Finance – 1.86%
51,500	Discover Financial Services	1,242,180

	Diversified Financial Services – 4.12%
33,000	CIT Group, Inc. (a)	1,404,150
36,000	Leucadia National Corp.	1,351,440

		2,755,590

	Electric Utilities – 1.49%
14,300	ITC Holdings Corp.	999,570

	Energy Equipment & Services – 3.97%
13,000	FMC Technologies, Inc. (a)	1,228,240
23,000	Unit Corp. (a)	1,424,850

		2,653,090

	Food Products – 2.08%
20,300	Ralcorp Holdings, Inc. (a)	1,389,129

	Gas Utilities – 3.63%
19,300	National Fuel Gas Co.	1,428,200
57,000	Questar Corp.	994,650

		2,422,850

	Health Care Equipment & Supplies – 1.06%
19,100	Dentsply International, Inc.	706,509

	Health Care Providers & Services – 4.50%
31,700	AmerisourceBergen Corp.	1,254,052
15,600	Cardinal Health, Inc.	641,628
15,800	Henry Schein, Inc. (a)	1,108,686

		3,004,366

	Hotels, Restaurants & Leisure – 3.35%
89,000	MGM Resorts International (a)	1,170,350
33,600	Wyndham Worldwide Corp.	1,068,816

		2,239,166

	Household Durables – 1.44%
27,000	Jarden Corp.	960,390

	Insurance – 8.62%
76,000	Genworth Financial, Inc. (a)	1,022,960
38,000	HCC Insurance Holdings, Inc.	1,189,780
15,700	PartnerRe Ltd.	1,244,068
17,500	Reinsurance Group of America, Inc.	1,098,650
37,300	W.R. Berkley Corp.	1,201,433

		5,756,891

	IT Services – 5.21%
47,000	Broadridge Financial Solutions, Inc.	1,066,430
61,700	Corelogic, Inc.	1,141,450
39,000	Fidelity National Information Services, Inc.	1,274,910

		3,482,790

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	Machinery – 3.83%
23,300	Ingersoll-Rand Plc	$1,125,623
14,500	Joy Global, Inc.	1,432,745

		2,558,368

	Metals & Mining – 2.23%
11,000	Walter Energy, Inc.	1,489,730

	Multiline Retail – 1.94%
23,300	Dollar Tree, Inc. (a)	1,293,616

	Multi-Utilities – 3.51%
23,000	OGE Energy Corp.	1,162,880
38,800	Wisconsin Energy Corp.	1,183,400

		2,346,280

	Oil, Gas & Consumable Fuels – 6.08%
17,600	Consol Energy, Inc.	943,888
11,500	Continental Resources, Inc. (a)	821,905
41,000	Petrohawk Energy Corp. (a)	1,006,140
31,800	QEP Resources, Inc.	1,289,172

		4,061,105

	Pharmaceuticals – 1.70%
14,300	Perrigo Co.	1,137,136

	Real Estate Management & Development – 1.72%
16,300	Howard Hughes Corp. (a)	1,151,432

	Road & Rail – 2.20%
27,000	Kansas City Southern (a)	1,470,150

	Specialty Retail – 3.14%
14,000	Advance Auto Parts, Inc.	918,680
28,800	PetSmart, Inc.	1,179,360

		2,098,040

	Textiles, Apparel & Luxury Goods – 1.46%
36,000	Hanesbrands, Inc. (a)	973,440

	Thrifts & Mortgage Finance – 1.62%
80,000	First Niagara Financial Group, Inc.	1,086,400

	Water Utilities – 1.97%
47,000	American Water Works Co., Inc.	1,318,350

	Total Common Stocks (Cost $45,169,454)	$66,863,284

	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
804	Fidelity Government Portfolio, 0.01%	$804

	Total Short Term Investments (Cost $804)	$804

	Total Investments – 100.07%
	(Cost $45,170,258)	$66,864,088
	Liabilities in Excess of Other Assets – (0.07)%	(48,559)

	TOTAL NET ASSETS – 100.00%	$66,815,529

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.98%
	Aerospace & Defense – 1.46%
22,000	ITT Corp.	$1,321,100

	Auto Components – 1.11%
16,000	Visteon Corp. (a)	999,840

	Capital Markets – 5.36%
112,000	Epoch Holding Corp.	1,767,360
48,000	Invesco Ltd.	1,226,880
35,000	Legg Mason, Inc.	1,263,150
82,500	Pzena Investment Management, Inc.	582,450

		4,839,840

	Chemicals – 4.32%
21,300	Ashland, Inc.	1,230,288
19,000	FMC Corp.	1,613,670
61,000	Zep, Inc.	1,062,010

		3,905,968

	Commercial Banks – 2.36%
37,100	BancorpSouth, Inc.	573,195
23,600	Suntrust Banks, Inc.	680,624
23,800	Wintrust Financial Corp.	874,650

		2,128,469

	Computers & Peripherals – 1.52%
73,000	NCR Corp. (a)	1,375,320

	Construction & Engineering – 6.89%
34,000	AECOM Technology Corp. (a)	942,820
39,000	Chicago Bridge & Iron Co.	1,585,740
39,000	Foster Wheeler AG (a)	1,467,180
49,000	Quanta Services, Inc. (a)	1,099,070
32,000	Shaw Group, Inc. (a)	1,133,120

		6,227,930

	Construction Materials – 1.25%
25,000	Texas Industries, Inc.	1,130,750

	Diversified Financial Services – 2.24%
30,500	CIT Group, Inc. (a)	1,297,775
15,800	JPMorgan Chase & Co.	728,380

		2,026,155

	Electrical Equipment – 4.52%
22,500	Acuity Brands, Inc.	1,316,025
18,000	Regal Beloit Corp.	1,328,940
43,000	The Babcock & Wilcox Co. (a)	1,435,340

		4,080,305

	Energy Equipment & Services – 1.88%
21,500	Dril-Quip, Inc. (a)	1,699,145

	Food Products – 2.74%
40,000	Kraft Foods, Inc.	1,254,400
21,000	Mead Johnson Nutrition Co.	1,216,530

		2,470,930

	Gas Utilities – 2.93%
22,500	National Fuel Gas Co.	1,665,000
56,000	Questar Corp.	977,200

		2,642,200

	Health Care Equipment & Supplies – 3.05%
47,000	CareFusion Corp. (a)	1,325,400
27,500	Covidien Plc	1,428,350

		2,753,750

	Health Care Providers & Services – 4.40%
35,000	AmerisourceBergen Corp.	1,384,600
33,000	Cardinal Health, Inc.	1,357,290
17,500	Henry Schein, Inc. (a)	1,227,975

		3,969,865

	Hotels, Restaurants & Leisure – 5.58%
23,500	DineEquity, Inc. (a)	1,292,030
92,000	MGM Resorts International (a)	1,209,800
84,000	Orient-Express Hotels Ltd. (a)	1,039,080
47,000	Wyndham Worldwide Corp.	1,495,070

		5,035,980

	Industrial Conglomerates – 3.24%
64,000	McDermott International, Inc. (a)	1,624,960
29,000	Tyco International Ltd.	1,298,330

		2,923,290

	Insurance – 7.37%
15,000	Ace Ltd.	970,500
38,000	Allstate Corp.	1,207,640
28,500	Aon Corp.	1,509,360
76,000	First American Financial Corp.	1,254,000

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	Insurance – (continued)
9,000	PartnerRe Ltd.	$713,160
31,000	W.R. Berkley Corp.	998,510

		6,653,170

	IT Services – 4.34%
53,000	Broadridge Financial Solutions, Inc.	1,202,570
62,000	Corelogic, Inc.	1,147,000
31,000	Teradata Corp. (a)	1,571,700

		3,921,270

	Machinery – 6.00%
20,000	Dover Corp.	1,314,800
24,000	Eaton Corp.	1,330,560
15,000	Joy Global, Inc.	1,482,150
30,000	LB Foster Co. (a)	1,293,300

		5,420,810

	Media – 1.49%
50,000	Madison Square Garden, Inc. (a)	1,349,500

	Metals & Mining – 3.01%
25,000	Kaiser Aluminum Corp.	1,231,250
11,000	Walter Energy, Inc.	1,489,730

		2,720,980

	Multiline Retail – 1.26%
20,500	Dollar Tree, Inc. (a)	1,138,160

	Oil, Gas & Consumable Fuels – 9.44%
25,500	Continental Resources, Inc. (a)	1,822,485
36,000	Encana Corp.	1,243,080
55,000	Petrohawk Energy Corp. (a)	1,349,700
27,500	QEP Resources, Inc.	1,114,850
22,000	Range Resources Corp.	1,286,120
55,000	Williams Companies, Inc.	1,714,900

		8,531,135

	Pharmaceuticals – 2.78%
17,500	Perrigo Co.	1,391,600
55,000	Pfizer, Inc.	1,117,050

		2,508,650

	Real Estate Investment Trusts – 1.32%
74,000	Walter Investment Management Corp.	1,193,620

	Real Estate Management & Development – 1.33%
63,000	Forestar Group, Inc. (a)	1,198,260

	Road & Rail – 3.78%
30,000	Genesee & Wyoming, Inc. (a)	1,746,000
17,000	Union Pacific Corp.	1,671,610

		3,417,610

	Specialty Retail – 3.01%
34,000	PetSmart, Inc.	1,392,300
95,000	Sally Beauty Holdings, Inc. (a)	1,330,950

		2,723,250

	Total Common Stocks (Cost $63,853,168)	$90,307,252

	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
785	Fidelity Government Portfolio, 0.01%	$785

	Total Short Term Investments (Cost $785)	$785

	Total Investments – 99.98%
	(Cost $63,853,953)	$90,308,037
	Other Assets in Excess of Liabilities – 0.02%	17,483

	TOTAL NET ASSETS – 100.00%	$90,325,520

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2011 (Unaudited)

Shares		Value

	COMMON STOCKS – 101.94%
	Auto Components – 0.95%
5,000	Visteon Corp. (a)	$312,450

	Capital Markets – 4.58%
17,250	Epoch Holding Corp.	272,205
12,000	Invesco Ltd.	306,720
7,000	Lazard Ltd.	291,060
8,500	Legg Mason, Inc.	306,765
15,900	Safeguard Scientifics, Inc. (a)	323,565

		1,500,315

	Chemicals – 5.75%
5,000	Ashland, Inc.	288,800
19,000	Chemtura Corp. (a)	326,800
12,000	Solutia, Inc. (a)	304,800
2,200	Tronox, Inc. (a)	306,900
8,100	W.R. Grace & Co. (a)	310,149
20,000	Zep, Inc.	348,200

		1,885,649

	Commercial Banks – 1.85%
19,500	BancorpSouth, Inc.	301,275
7,200	CIT Group, Inc. (a)	306,360

		607,635

	Commercial Services & Supplies – 2.89%
17,000	R.R. Donnelley & Sons Co.	321,640
48,000	Swisher Hygiene, Inc. (a)	294,960
10,000	The Brink’s Co.	331,100

		947,700

	Computers & Peripherals – 0.92%
16,000	NCR Corp. (a)	301,440

	Construction & Engineering – 4.61%
7,500	Chicago Bridge & Iron Co.	304,950
8,500	Foster Wheeler AG (a)	319,770
11,900	McDermott International, Inc. (a)	302,141
13,500	Quanta Services, Inc. (a)	302,805
8,000	Shaw Group, Inc. (a)	283,280

		1,512,946

	Construction Materials – 1.03%
7,500	Texas Industries, Inc.	339,225

	Consumer Finance – 0.96%
13,000	Discover Financial Services	313,560

	Containers & Packaging – 0.91%
12,700	Temple-Inland, Inc.	297,180

	Diversified Financial Services – 0.80%
12,000	PHH Corp. (a)	261,240

	Elecontronic Equipment & Instruments – 2.98%
7,600	A.O. Smith Corporation	336,984
16,000	Generac Holdings, Inc. (a)	324,640
26,000	Methode Electronics, Inc.	314,080

		975,704

	Electric Utilities – 0.96%
4,500	ITC Holdings Corp.	314,550

	Electrical Equipment – 3.79%
5,000	Acuity Brands, Inc.	292,450
7,000	Franklin Electric, Inc.	323,400
9,000	The Babcock & Wilcox Co. (a)	300,420
5,500	Thomas & Betts Corp. (a)	327,085

		1,243,355

	Energy Equipment & Services – 0.96%
4,000	Dril-Quip, Inc. (a)	316,120

	Gas Utilities – 1.92%
4,500	National Fuel Gas Co.	333,000
17,000	Questar Corp.	296,650

		629,650

	Health Care Equipment & Supplies – 2.57%
11,300	CareFusion Corp. (a)	318,660
6,000	Covidien Plc	311,640
5,600	Hill-Rom Holdings, Inc.	212,688

		842,988

	Health Care Providers & Services – 2.78%
8,000	AmerisourceBergen Corp.	316,480
7,500	Cardinal Health, Inc.	308,475
11,000	Hanger Orthopedic Group, Inc. (a)	286,330

		911,285

	Hotels, Restaurants & Leisure – 7.53%
77,000	Denny’s Corp. (a)	312,620

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	Hotels, Restaurants & Leisure – (continued)
5,300	DineEquity, Inc. (a)	$291,394
8,500	Gaylord Entertainment Co. (a)	294,780
22,000	MGM Resorts International (a)	289,300
25,000	Orient-Express Hotels Ltd. (a)	309,250
13,500	Red Robin Gourmet Burgers, Inc. (a)	363,150
6,300	Vail Resorts, Inc. (a)	307,188
9,500	Wyndham Worldwide Corp.	302,195

		2,469,877

	Household Durables – 1.89%
9,500	Jarden Corp.	337,915
2,500	National Presto Industries, Inc.	281,700

		619,615

	Insurance – 3.73%
10,000	Arthur J. Gallagher & Co.	304,100
43,000	CNO Financial Group, Inc. (a)	322,930
17,000	First American Financial Corp.	280,500
23,500	Genworth Financial, Inc. (a)	316,310

		1,223,840

	IT Services – 2.90%
17,000	Corelogic, Inc.	314,500
6,000	Teradata Corp. (a)	304,200
6,400	Wright Express Corp. (a)	331,776

		950,476

	Machinery – 16.76%
6,000	Agco Corp. (a)	329,820
16,000	Briggs & Stratton Corp.	362,400
13,500	Colfax Corp. (a)	309,825
8,000	EnPro Industries, Inc. (a)	290,560
50,000	Federal Signal Corp.	325,500
15,899	John Bean Technologies Corp.	305,738
3,000	Joy Global, Inc.	296,430
7,500	LB Foster Co. (a)	323,325
15,000	Manitowoc, Inc.	328,200
9,000	Oshkosh Corp. (a)	318,420
7,400	Tennant Co.	311,096
8,700	Terex Corp. (a)	322,248
10,500	The Greenbrier Companies (a)	297,990
6,500	Timken Co.	339,950
13,000	Titan International, Inc.	345,930
9,500	Trinity Industries, Inc.	348,365
5,000	Wabtec Corp.	339,150

		5,494,947

	Media – 1.87%
36,000	Belo Corp. (a)	317,160
11,000	Madison Square Garden, Inc. (a)	296,890

		614,050

	Metals & Mining – 1.98%
6,000	Kaiser Aluminum Corp.	295,500
2,600	Walter Energy, Inc.	352,118

		647,618

	Multiline Retail – 0.96%
10,000	Dollar General Corp. (a)	313,500

	Multi-Utilities – 0.93%
10,000	Wisconsin Energy Corp.	305,000

	Oil, Gas & Consumable Fuels – 9.18%
2,800	Concho Resources, Inc. (a)	300,440
6,200	Consol Energy, Inc.	332,506
4,800	Continental Resources, Inc. (a)	343,056
2,900	EOG Resources, Inc.	343,679
10,500	Oasis Petroleum, Inc. (a)	332,010
14,000	Petrohawk Energy Corp. (a)	343,560
6,000	Range Resources Corp.	350,760
17,500	Resolute Energy Corp. (a)	317,450
27,000	Sandridge Energy, Inc. (a)	345,600

		3,009,061

	Paper & Forest Products – 0.94%
4,600	Deltic Timber Corp.	307,464

	Pharmaceuticals – 0.87%
3,600	Perrigo Co.	286,272

	Real Estate Investment Trusts – 0.69%
14,000	Walter Investment Management Corp.	225,820

	Road & Rail – 3.83%
18,000	Avis Budget Group, Inc. (a)	322,380
5,500	Genesee & Wyoming, Inc. (a)	320,100
5,500	Kansas City Southern (a)	299,475
18,500	RailAmerica, Inc. (a)	315,240

		1,257,195

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2011 (Unaudited)

Shares		Value

	Specialty Retail – 4.86%
13,500	Aaron’s, Inc.	$342,360
16,000	Foot Locker, Inc.	315,520
21,500	Harry Winston Diamond Corp. (a)	347,870
16,000	Penske Automotive Group, Inc. (a)	320,320
6,550	PetSmart, Inc.	268,222

		1,594,292

	Thrifts & Mortgage Finance – 1.81%
24,000	Oritani Financial Corp.	304,320
14,500	Territorial Bancorp, Inc.	288,840

		593,160

	Total Common Stocks (Cost $27,292,423)	$33,425,179

	SHORT TERM INVESTMENTS – 0.01%
	Money Market Funds – 0.01%
1,496	Fidelity Government Portfolio, 0.01%	$1,496

	Total Short Term Investments (Cost $1,496)	$1,496

	Total Investments – 101.95%
	(Cost $27,293,919)	$33,426,675
	Liabilities in Excess of Other Assets – (1.95)%	(638,868)

	TOTAL NET ASSETS – 100.00%	$32,787,807

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc. STATEMENT OF ASSETS AND LIABILITIES March 31, 2011 (Unaudited)	KEELEY Funds, Inc. STATEMENT OF ASSETS AND LIABILITIES (Continued) March 31, 2011 (Unaudited)

		Small Cap	Small-Mid
	Small Cap	Dividend	Cap Value	Mid Cap	All Cap	Alternative
	Value Fund	Value Fund	Fund	Value Fund	Value Fund	Value Fund

ASSETS:
Investments, at value (1)(3)
Unaffiliated issuers	$3,848,250,553	$33,486,955	$144,873,982	$66,864,088	$90,308,037	$33,426,675
Affiliated issuers	479,332,802	—	—	—	—	—
Cash	3,593,342	—	1,472	—	21,470	—
Receivable for investments sold	18,905,962	901,913	2,156,010	113,223	—	—
Receivable for shares issued	7,875,907	441,668	1,775,001	33,226	53,487	672,198
Dividends and interest receivable	2,554,763	59,478	55,945	38,741	83,504	14,842
Prepaid expenses and other assets	74,070	16,645	13,772	15,581	12,216	29,983

Total Assets	4,360,587,399	34,906,659	148,876,182	67,064,859	90,478,714	34,143,698

LIABILITIES:
Payable for investments purchased	8,930,118	1,356,469	3,149,055	—	33,387	—
Payable for shares redeemed	10,772,030	27,773	163,934	110,603	2,568	11,668
Payable upon return of securities on loan	153,606,151	—	—	—	—	—
Payable on line of credit	—	—	227,000	39,000	—	1,269,794
Payable to Adviser	3,177,402	16,273	109,881	48,468	68,427	36,429
Payable to Directors	93,377	619	3,168	1,655	1,945	725
Accrued 12b-1 fees - Class A	609,785	2,261	12,584	10,774	11,008	2,690
Other accrued expenses	1,370,130	29,688	40,778	38,830	35,859	34,585

Total Liabilities	178,558,993	1,433,083	3,706,400	249,330	153,194	1,355,891

NET ASSETS	$4,182,028,406	$33,473,576	$145,169,782	$66,815,529	$90,325,520	$32,787,807

NET ASSETS CONSIST OF:
Capital stock	$4,366,432,861	$26,855,893	$113,550,032	$99,089,218	$102,487,188	$23,849,382
Accumulated undistributed net investment income	(2,793,299)	21,996	(52,150)	(72,885)	27,085	(160,346)
Accumulated undistributed net realized gain/(loss) on investments	(1,309,520,157)	452,624	(5,425,748)	(53,894,323)	(38,642,420)	2,966,213
Net unrealized appreciation on investments and non-interested Directors’ deferred compensation	1,127,909,001	6,143,063	37,097,648	21,693,519	26,453,667	6,132,558

NET ASSETS	$4,182,028,406	$33,473,576	$145,169,782	$66,815,529	$90,325,520	$32,787,807

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	127,479,936	1,037,611	5,852,240	4,854,490	5,277,623	1,173,583
NET ASSETS	$3,476,022,263	$14,475,689	$67,877,521	$52,826,303	$63,699,933	$12,646,369
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$27.27	$13.95	$11.60	$10.88	$12.07	$10.78

MAXIMUM OFFERING PRICE PER SHARE (2)	$28.55	$14.61	$12.15	$11.39	$12.64	$11.28

Class I Shares
Authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	25,730,633	1,360,719	6,613,435	1,277,785	2,192,768	1,861,449
NET ASSETS	$706,006,143	$18,997,887	$77,292,261	$13,989,226	$26,625,587	$20,141,438
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$27.44	$13.96	$11.69	$10.95	$12.14	$10.82

(1) Cost of Investments
Unaffiliated issuers	$2,725,217,524	$27,343,765	$107,775,728	$45,170,258	$63,853,953	$27,293,919
Affiliated issuers	474,437,130	—	—	—	—	—

(2)	Includes a sales load of 4.50% (see Note 7).
(3)	See Note 2F of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. STATEMENT OF OPERATIONS For the Periods Ended March 31, 2011 (Unaudited)	KEELEY Funds, Inc. STATEMENT OF OPERATIONS (Continued) For the Periods Ended March 31, 2011 (Unaudited)

		Small Cap	Small-Mid
	Small Cap	Dividend	Cap Value	Mid Cap	All Cap	Alternative
	Value Fund	Value Fund	Fund	Value Fund	Value Fund	Value Fund

INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$19,393,080	$336,390	$617,559	$366,835	$576,355	$132,782
Affiliated issuers	4,295,927	—	—	—	—	—
Less: Foreign withholding tax	(8,573)	—	(258)	—	(2,505)	(62)
Interest income	446	76	30	6	11	17
Securities Lending Income, net	53,853	—	—	—	—	—
Other Income	640	—	2	—	—	—

Total Investment Income	23,735,373	336,466	617,333	366,841	573,861	132,737

EXPENSES:
Investment advisory fees	18,527,454	117,167	521,010	326,586	414,647	215,463
12b-1 fees - Class A	4,238,168	9,494	73,047	63,512	73,196	8,088
Shareholder servicing fees	1,001,601	5,858	26,051	16,329	20,732	6,733
Transfer agent fees and expenses	1,204,678	5,826	25,855	19,739	23,346	7,303
Federal and state registration fees	51,011	26,932	16,277	18,228	16,747	21,718
Audit expense	27,060	12,287	12,032	12,032	12,032	10,338
Fund accounting and administration fees	375,112	4,319	11,757	7,944	9,603	5,438
Directors’ fees	231,147	1,020	4,497	3,738	4,498	1,445
Custody fees	99,083	2,792	4,284	2,309	3,104	4,545
Reports to shareholders	274,508	1,547	4,365	4,649	4,228	3,265
Organizational costs	—	4,837	—	—	—	—
Dividend Expense	—	—	—	—	—	60,380
Other	498,850	2,475	8,888	9,159	7,181	6,534

Total expenses before reimbursement	26,528,672	194,554	708,063	484,225	589,314	351,250
Reimbursement of expenses by Adviser	—	(51,490)	(38,580)	(44,592)	(42,538)	(58,167)

NET EXPENSES	26,528,672	143,064	669,483	439,633	546,776	293,083

NET INVESTMENT INCOME/(LOSS)	(2,793,299)	193,402	(52,150)	(72,792)	27,085	(160,346)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments from sales of Unaffiliated issuers	172,752,403	498,291	1,884,456	4,529,648	3,945,938	(524,533)
Affiliated issuers	(25,863,707)	—	—	—	—	—
Securities sold short	—	—	—	—	—	(574,476)
Written options	—	—	—	—	—	(394,628)
Futures contracts	—	—	—	—	—	(364,742)
Change in net unrealized appreciation on investments and non-interested Directors’ deferred compensation	866,762,430	4,573,382	25,008,069	9,580,425	13,383,082	6,522,426

Net gain on Investments	1,013,651,126	5,071,673	26,892,525	14,110,073	17,329,020	4,664,047

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,010,857,827	$5,265,075	$26,840,375	$14,037,281	$17,356,105	$4,503,701

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. STATEMENTS OF CHANGES IN NET ASSETS	KEELEY Funds, Inc. STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Cap Value Fund		Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
				From
				December 1, 2009
	Period Ended		Period Ended	(Commencement	Period Ended
	March 31,	Year Ended	March 31,	Date) to	March 31,	Year Ended
	2011	September 30,	2011	September 30,	2011	September 30,
	(Unaudited)	2010	(Unaudited)	2010	(Unaudited)	2010

OPERATIONS:
Net investment income/(loss)	$(2,793,299)	$(7,680,483)	$193,402	$187,666	$(52,150)	$(70,361)
Net realized gain/(loss) on investments	146,888,696	(174,172,930)	498,291	357,489	1,884,456	(636,988)
Change in net unrealized appreciation on investments	866,762,430	625,545,795	4,573,382	1,569,681	25,008,069	4,525,575

Net increase in net assets resulting from operations	1,010,857,827	443,692,382	5,265,075	2,114,836	26,840,375	3,818,226

DISTRIBUTIONS:
Net investment income - Class A	—	(7,894,299)	(62,081)	(22,525)	—	—
Net investment income - Class I	—	(1,755,042)	(127,731)	(150,319)	—	(25,679)
Net realized gains - Class A	—	—	(211,858)	—	—	—
Net realized gains - Class I	—	—	(442,653)	—	—	—

Total Distributions	—	(9,649,341)	(844,323)	(172,844)	—	(25,679)

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	292,507,855	656,627,598	9,158,065	4,701,966	10,776,498	39,464,487
Proceeds from distributions reinvested	—	7,335,524	240,417	20,626	—	—
Cost of shares redeemed	(995,584,267)	(2,078,087,980)	(281,620)	(1,010,499)	(10,007,786)	(14,681,818)

Net increase/(decrease) from capital stock transactions	(703,076,412)	(1,414,124,858)	9,116,862	3,712,093	768,712	24,782,669

Class I Shares
Proceeds from shares issued	183,754,778	321,910,625	1,754,690	11,841,757	36,463,320	18,377,398
Proceeds from distributions reinvested	—	914,094	569,443	150,286	—	24,129
Cost of shares redeemed	(155,413,620)	(234,198,128)	(34,299)	—	(3,084,061)	(6,175,683)

Net increase from capital stock transactions	28,341,158	88,626,591	2,289,834	11,992,043	33,379,259	12,225,844

TOTAL INCREASE/(DECREASE) IN NET ASSETS	336,122,573	(891,455,226)	15,827,448	17,646,128	60,988,346	40,801,060

NET ASSETS:
Beginning of period	3,845,905,833	4,737,361,059	17,646,128	—	84,181,436	43,380,376

End of period	$4,182,028,406	$3,845,905,833	$33,473,576	$17,646,128	$145,169,782	$84,181,436

Accumulated undistributed net investment income/(loss)	$(2,793,299)	—	$21,996	$18,406	$(52,150)	—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	11,932,194	32,583,800	702,013	433,341	1,028,285	4,545,557
Issued to shareholder in reinvestment of dividends	—	364,048	18,656	1,866	—	—
Shares redeemed	(41,320,558)	(103,661,355)	(21,759)	(96,506)	(999,960)	(1,729,563)

Net increase/(decrease) from capital stock transactions	(29,388,364)	(70,713,507)	698,910	338,701	28,325	2,815,994

Class I Shares
Shares Sold	7,450,408	15,775,685	132,877	1,172,479	3,296,563	2,112,905
Issued to shareholder in reinvestment of dividends	—	45,230	44,252	13,708	—	2,760
Shares redeemed	(6,370,233)	(11,303,301)	(2,597)	—	(287,771)	(743,383)

Net increase from capital stock transactions	1,080,175	4,517,614	174,532	1,186,187	3,008,792	1,372,282

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. STATEMENTS OF CHANGES IN NET ASSETS (Continued)	KEELEY Funds, Inc. STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund		All Cap Value Fund		Alternative Value Fund
						From
						April 1, 2010
	Period Ended		Period Ended		Period Ended	(Commencement
	March 31,	Year Ended	March 31,	Year Ended	March 31,	Date) to
	2011	September 30,	2011	September 30,	2011	September 30,
	(Unaudited)	2010	(Unaudited)	2010	(Unaudited)	2010

OPERATIONS:
Net investment income/(loss)	$(72,792)	$(194,701)	$27,085	$(106,752)	$(160,346)	$(109,027)
Net realized gain/(loss) on investments	4,529,648	8,120,216	3,945,938	(3,615,711)	(1,858,379)	(2,584,864)
Change in net unrealized appreciation/(depreciation) on investments	9,580,425	(2,563,409)	13,383,082	10,153,822	6,522,426	(389,867)

Net increase/(decrease) in net assets resulting from operations	14,037,281	5,362,106	17,356,105	6,431,359	4,503,701	(3,083,758)

DISTRIBUTIONS:
Net investment income - Class A	—	(74,545)	—	(659)	—	—
Net investment income - Class I	—	(55,387)	—	(45,752)	—	—
Net realized gains - Class A	—	—	—	—	(49,030)	—
Net realized gains - Class I	—	—	—	—	(196,922)	—

Total Distributions	—	(129,932)	—	(46,411)	(245,952)	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	1,622,294	3,881,500	5,627,555	5,055,752	13,678,788	2,340,008
Proceeds from distributions reinvested	—	68,856	—	635	48,844	—
Cost of shares redeemed	(7,497,445)	(22,824,375)	(6,366,778)	(19,879,652)	(3,902,337)	(62,807)

Net increase/(decrease) from capital stock transactions	(5,875,151)	(18,874,019)	(739,223)	(14,823,265)	9,825,295	2,277,201

Class I Shares
Proceeds from shares issued	418,486	879,444	1,080,169	1,790,217	144,904	30,642,436
Proceeds from distributions reinvested	—	40,140	—	45,738	196,922	—
Cost of shares redeemed	(4,283,315)	(1,171,286)	(1,108,427)	(1,584,133)	(8,428,192)	(3,044,750)

Net increase from capital stock transactions	(3,864,829)	(251,702)	(28,258)	251,822	(8,086,366)	27,597,686

TOTAL INCREASE/(DECREASE) IN NET ASSETS	4,297,301	(13,893,547)	16,588,624	(8,186,495)	5,996,678	26,791,129

NET ASSETS:
Beginning of period	62,518,228	76,411,775	73,736,896	81,923,391	26,791,129	—

End of period	$66,815,529	$62,518,228	$90,325,520	$73,736,896	$32,787,807	$26,791,129

Accumulated undistributed net investment income/(loss)	$(72,885)	$(93)	$27,085	—	$(160,346)	—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	161,596	461,611	523,963	533,645	1,288,006	258,827
Issued to shareholder in reinvestment of dividends	—	8,246	—	66	4,789	—
Shares redeemed	(756,475)	(2,728,663)	(587,547)	(2,137,610)	(370,617)	(7,422)

Net increase/(decrease) from capital stock transactions	(594,879)	(2,258,806)	(63,584)	(1,603,899)	922,178	251,405

Class I Shares
Shares Sold	39,775	104,137	101,213	190,802	14,240	3,058,177
Issued to shareholder in reinvestment of dividends	—	4,790	—	4,759	19,249	—
Shares redeemed	(421,516)	(140,381)	(102,002)	(167,235)	(880,613)	(349,604)

Net increase/(decrease) from capital stock transactions	(381,741)	(31,454)	(789)	28,326	(847,124)	2,708,573

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS	KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations					Dividends and Distributions											Prior To Reimbursement
				Net	Net											Ratio of Net				Ratio of Net
	Net asset	Net		realized	increase		Dividends	Distributions		Net asset				Ratio of		investment		Ratio of		investment
	value,	investment		and	payment	Total from	from net	from net	Tax	value,			Net assets,	Net Expense		income		Net Expenses		income		Portfolio
	beginning	income/		unrealized	by	investment	investment	realized	return	end of	Total		end of	to average		to Average		to Average		to average		turnover
Year/Period	of period	(loss)		gain/(loss)	affiliates	operations	income	gains	of capital	period	return (3)		period, (,000)	Net Assets (4)		Net Assets		Net Assets (4)		Net Assets		rate

Keeley Small Cap Value Fund
Class A (1)
October 1, 2010 to March 31, 2011 (Unaudited)	$21.17	$(0.02	)(8)	$6.12	$—	$6.10	$—	$—	$—	$27.27	28.81%	(6)	$3,476,022	1.36%	(7)	-0.18%	(7)	1.36%	(7)	-0.18%	(7)	8.18%	(6)
October 1, 2009 to September 30, 2010	$19.12	$(0.05)		$2.14	$—	$2.09	$(0.04)	$—	$—	$21.17	10.92		3,321,356	1.36%		-0.20%		1.36%		-0.20%		8.65%
October 1, 2008 to September 30, 2009	$24.13	$0.04		$(5.05)	$—	$(5.01)	$—	$—	$—	$19.12	(20.73)		4,350,731	1.39%		0.21%		1.40%		0.21%		22.03%
October 1, 2007 to September 30, 2008	$28.95	$(0.08)		$(4.08)	$0.01	$(4.15)	$—	$(0.67)	$— (5)	$24.13	(14.64)		6,225,831	1.33%		-0.35%		1.33%		-0.35%		17.27%
October 1, 2006 to September 30, 2007	$23.29	$(0.13)		$5.79	$—	$5.66	$—	$— (5)	$—	$28.95	24.30		5,591,785	1.33%		-0.58%		1.33%		-0.58%		29.60%
October 1, 2005 to September 30, 2006	$21.73	$(0.07)		$2.04	$—	$1.97	$—	$(0.41)	$—	$23.29	8.25		2,753,840	1.39%		-0.47%		1.39%		-0.47%		17.58%
Class I
October 1, 2010 to March 31, 2011 (Unaudited)	$21.28	$0.01	(8)	$6.15	$—	$6.16	$—	$—	$—	$27.44	28.95	(6)	706,006	1.11%	(7)	0.07%	(7)	1.11%	(7)	0.07%	(7)	8.18%	(6)
October 1, 2009 to September 30, 2010	$19.20	$0.01		$2.15	$—	$2.16	$(0.08)	$—	$—	$21.28	11.29		524,550	1.11%		0.05%		1.11%		0.05%		8.65%
October 1, 2008 to September 30, 2009	$24.18	$0.02		$(5.00)	$—	$(4.98)	$—	$—	$—	$19.20	(20.56)		386,630	1.14%		0.44%		1.14%		0.43%		22.03%
December 31, 2007 (2) to September 30, 2008	$27.28	$0.02		$(3.13)	$0.01	$(3.10)	$—	$—	$—	$24.18	(11.40	)(6)	244,147	1.12%	(7)	0.21%	(7)	1.12%	(7)	0.21%	(7)	17.27%

Keeley Small Cap Dividend Value Fund
Class A
October 1, 2010 to March 31, 2011 (Unaudited)	$11.57	$0.09	(8)	$2.74	$—	$2.83	$(0.09)	$(0.36)	$—	$13.95	24.82	(6)	14,476	1.39%	(7)	1.48%	(7)	1.82%	(7)	1.05%	(7)	33.27%	(6)
December 1, 2009 (2) to September 30, 2010	$10.00	$0.11		$1.57	$—	$1.68	$(0.11)	$—	$—	$11.57	16.89	(6)	3,918	1.40%	(7)	1.48%	(7)	2.28%	(7)	0.60%	(7)	59.48%
Class I
October 1, 2010 to March 31, 2011 (Unaudited)	$11.57	$0.11	(8)	$2.74	$—	$2.85	$(0.10)	$(0.36)	$—	$13.96	25.02	(6)	18,998	1.14%	(7)	1.73%	(7)	1.58%	(7)	1.29%	(7)	33.27%	(6)
December 1, 2009 (2) to September 30, 2010	$10.00	$0.14		$1.56	$—	$1.70	$(0.13)	$—	$—	$11.57	17.08	(6)	13,728	1.15%	(7)	1.60%	(7)	2.03%	(7)	0.72%	(7)	59.48%

(1)	Per share data is for a share outstanding during the period. On July 10, 2006, the Board of Directors declared a 2 for 1 stock split of the Fund’s shares, which subsequently were re-named Class A shares. As a result of the split, each share was converted into two shares on that date. Per share data for all six periods is for a share outstanding throughout the period reflecting the impact of the stock split.
(2)	Commencement of operations.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(5)	Amount calculated is less than $0.005 per share.
(6)	Not Annualized.
(7)	Annualized.
(8)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)	KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)

						Dividends
						and								Prior To Reimbursement
		Income/(loss) from investment operations				Distributions							Ratio of Net			Ratio of Net
	Net asset	Net		Net realized		Dividends	Net asset				Ratio of		investment	Ratio of		investment
	value,	investment		and	Total from	from net	value,			Net assets,	Net Expense		income	Net Expenses		income	Portfolio
	beginning	income/		unrealized	investment	investment	end of	Total		end of	to average		to Average	to Average		to average	turnover
Year/Period	of period	(loss)		gain/(loss)	operations	income	period	return (2)		period, (,000)	Net Assets (3)		Net Assets	Net Assets (3)		Net Assets	rate

Keeley Small-Mid Cap Value Fund
Class A
October 1, 2010 to March 31, 2011 (Unaudited)	$8.91	$(0.01	)(7)	$2.70	$2.69	$—	$11.60	30.19%	(5)	$67,878	1.39%	(6)	-0.21% (6)	1.47%	(6)	-0.29% (6)	41.66%	(5)
October 1, 2009 to September 30, 2010	$8.26	$(0.01)		$0.66	$0.65	$—	$8.91	7.87		51,871	1.39%		-0.21%	1.55%		-0.37%	46.07%
October 1, 2008 to September 30, 2009	$8.96	$—	(4)	$(0.70)	$(0.70)	$—	$8.26	(7.81)		24,845	1.40%		0.04%	1.78%		-0.34%	44.80%
October 1, 2007 to September 30, 2008	$10.94	$—	(4)	$(1.97)	$(1.97)	$(0.01)	$8.96	(18.07)		14,096	1.40%		-0.28%	1.97%		-0.85%	10.57%
August 15, 2007 (1) to September 30, 2007	$10.00	$(0.01)		$0.95	$0.94	$—	$10.94	9.40	(5)	3,685	1.39%	(6)	-0.49% (6)	11.79%	(6)	-10.88% (6)	0.91%	(5)
Class I
October 1, 2010 to March 31, 2011 (Unaudited)	$8.96	$—	(4)(7)	$2.73	$2.73	$—	$11.69	30.47	(5)	77,292	1.15%	(6)	0.04% (6)	1.22%	(6)	-0.03% (7)	41.66%	(5)
October 1, 2009 to September 30, 2010	$8.30	$—	(4)	$0.67	$0.67	$(0.01)	$8.96	8.09		32,310	1.14%		0.04%	1.30%		-0.12%	46.07%
October 1, 2008 to September 30, 2009	$8.98	$—	(4)	$(0.68)	$(0.68)	$—	$8.30	(7.57)		18,535	1.15%		0.24%	1.52%		-0.14%	44.80%
October 1, 2007 to September 30, 2008	$10.95	$0.02		$(1.97)	$(1.95)	$(0.02)	$8.98	(17.84)		3,767	1.15%		0.05%	1.75%		-0.56%	10.57%
August 15, 2007 (1) to September 30, 2007	$10.00	$—	(4)	$0.95	$0.95	$—	$10.95	9.50	(5)	1,095	1.14%	(6)	-0.18% (6)	10.97%	(6)	-10.01% (6)	0.91%	(5)

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)	KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)

							Dividends
							and
		Income/(loss) from investment operations					Distributions							Prior To Reimbursement
					Net								Ratio of Net		Ratio of Net
	Net asset	Net		Net realized	increase		Dividends	Net asset				Ratio of	investment	Ratio of	investment
	value,	investment		and	payment	Total from	from net	value,			Net assets,	Net Expense	income	Net Expenses	income	Portfolio
	beginning	income/		unrealized	by	investment	investment	end of	Total		end of	to average	to Average	to Average	to average	turnover
Year/Period	of period	(loss)		gain/(loss)	affiliates	operations	income	period	return (2)		period, (,000)	Net Assets (3)	Net Assets	Net Assets (3)	Net Assets	rate

Keeley Mid Cap Value Fund
Class A
October 1, 2010 to March 31, 2011 (Unaudited)	$8.78	$(0.01	)(7)	$2.11	$—	$2.10	$—	$10.88	23.92%	(5)	$52,826	1.40% (6)	-0.28% (6)	1.54% (6)	-0.41% (6)	10.26% (5)
October 1, 2009 to September 30, 2010	$8.12	$(0.03)		$0.70	$—	$0.67	$(0.01)	$8.78	8.27		47,868	1.40%	-0.34%	1.55%	-0.49%	37.90%
October 1, 2008 to September 30, 2009	$10.42	$0.01		$(2.31)	$—	$(2.30)	$—	$8.12	(22.07)		62,608	1.40%	0.17%	1.59%	-0.02%	85.30%
October 1, 2007 to September 30, 2008	$14.14	$(0.02)		$(3.70)	$—	$(3.72)	$—	$10.42	(26.31)		108,954	1.40%	-0.18%	1.46%	-0.24%	28.96%
October 1, 2006 to September 30, 2007	$10.60	$(0.05)		$3.59	$—	$3.54	$—	$14.14	33.40		108,572	1.46%	-0.48%	1.47%	-0.49%	57.71%
October 1, 2005 to September 30, 2006	$10.43	$(0.08)		$0.25	$—	$0.17	$—	$10.60	1.63		54,513	1.94%	-1.10%	2.27%	-1.42%	63.76%
Class I
October 1, 2010 to March 31, 2011 (Unaudited)	$8.83	$—	(4)(7)	$2.12	$—	$2.12	$—	$10.95	24.01	(5)	13,989	1.15% (6)	-0.03% (6)	1.29% (6)	-0.16% (6)	10.26% (5)
October 1, 2009 to September 30, 2010	$8.16	$(0.01)		$0.71	$—	$0.70	$(0.03)	$8.83	8.63		14,650	1.15%	-0.08%	1.30%	-0.23%	37.90%
October 1, 2008 to September 30, 2009	$10.45	$0.01		$(2.30)	$—	$(2.29)	$—	$8.16	(21.91)		13,804	1.15%	0.41%	1.31%	0.24%	85.30%
December 31, 2007 (1) to September 30, 2008	$14.20	$—	(4)	$(3.75)	$—	$(3.75)	$—	$10.45	(26.41	)(5)	6,252	1.16% (6)	-0.06% (6)	1.25% (6)	-0.14% (6)	28.96%

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)	KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)

																	Prior To Reimbursement
		Income/(loss) from investment operations				Dividends and Distributions									Ratio of Net				Ratio of Net
	Net asset	Net		Net realized		Dividends	Distributions		Net asset				Ratio of		investment		Ratio of		investment
	value,	investment		and	Total from	from net	from net	Tax	value,			Net assets,	Net Expense		income		Net Expenses		income		Portfolio
	beginning	income/		unrealized	investment	investment	realized	return	end of	Total		end of	to average		to Average		to Average		to average		turnover
Year/Period	of period	(loss)		gain/(loss)	operations	income	gains	of capital	period	return (2)		period, (,000)	Net Assets (3)		Net Assets		Net Assets (3)		Net Assets		rate

Keeley All Cap Value Fund
Class A
October 1, 2010 to March 31, 2011 (Unaudited)	$9.77	$—	(7)	$2.30	$2.30	$—	$—	$—	$12.07	23.54%	(5)	$63,700	1.39%	(6)	-0.01%	(6)	1.49%	(6)	-0.11%	(6)	21.38%	(5)
October 1, 2009 to September 30, 2010	$8.98	$(0.03)		$0.82	$0.79	$— (4)	$—	$—	$9.77	8.80		52,198	1.40%		-0.24%		1.53%		-0.37%		34.47%
October 1, 2008 to September 30, 2009	$10.27	$—	(4)	$(1.29)	$(1.29)	$—	$—	$—	$8.98	(12.56)		62,388	1.40%		-0.01%		1.60%		-0.21%		44.68%
October 1, 2007 to September 30, 2008	$13.20	$(0.01)		$(2.92)	$(2.93)	$—	$—	$—	$10.27	(22.20)		85,733	1.39%		-0.12%		1.46%		-0.18%		27.71%
October 1, 2006 to September 30, 2007	$9.93	$(0.04)		$3.31	$3.27	$—	$—	$— (4)	$13.20	32.97		76,997	1.49%		-0.58%		1.61%		-0.70%		45.71%
June 14, 2006 (1) to September 30, 2006	$10.00	$(0.01)		$(0.06)	$(0.07)	$—	$—	$—	$9.93	(0.70	)(5)	14,928	1.72%	(6)	-0.57%	(6)	3.97%	(6)	2.82%	(6)	25.66%	(5)
Class I
October 1, 2010 to March 31, 2011 (Unaudited)	$9.82	$0.01	(7)	$2.31	$2.32	$—	$—	$—	$12.14	23.63	(5)	26,626	1.14%	(6)	0.24%	(6)	1.24%	(6)	0.14%	(6)	21.38%	(5)
October 1, 2009 to September 30, 2010	$9.02	$—		$0.82	$0.82	$(0.02)	$—	$—	$9.82	9.10		21,539	1.15%		0.02%		1.28%		-0.12%		34.47%
October 1, 2008 to September 30, 2009	$10.29	$0.01		$(1.28)	$(1.27)	$—	$—	$—	$9.02	(12.34)		19,535	1.15%		0.26%		1.35%		0.05%		44.68%
December 31, 2007 (1) to September 30, 2008	$13.33	$0.01		$(3.05)	$(3.04)	$—	$—	$—	$10.29	(22.81	)(5)	17,501	1.15%	(6)	0.06%	(6)	1.22%	(6)	0.01%	(6)	27.71%

Keeley Alternative Value Fund
Class A
October 1, 2010 to March 31, 2011 (Unaudited)	$9.03	$(0.07	)(7)	$1.92	$1.85	$—	$(0.10)	$—	$10.78	20.59	(5)	12,646	2.37%	(6)	-1.21%	(6)	2.77%	(6)	-1.61%	(6)	62.66%	(5)
April 1, 2010 (1) to September 30, 2010	$10.00	$(0.02)		$(0.95)	$(0.97)	$—	$—	$—	$9.03	(9.70	)(5)	2,270	1.90%	(6)	-0.97%	(6)	2.52%	(6)	-1.58%	(6)	91.52%
Class I
October 1, 2010 to March 31, 2011 (Unaudited)	$9.05	$(0.06	)(7)	$1.93	$1.87	$—	$(0.10)	$—	$10.82	20.76	(5)	20,141	2.12%	(6)	-1.11%	(6)	2.56%	(6)	-1.55%	(6)	62.66%	(5)
April 1, 2010 (1) to September 30, 2010	$10.00	$(0.04)		$(0.91)	$(0.95)	$—	$—	$—	$9.05	(9.50	)(5)	24,522	1.65%	(6)	-0.83%	(6)	2.22%	(6)	-1.39%	(6)	91.52%

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets include interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2011 (Unaudited)

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Company”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Company consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ Prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Company. KSDVF, KSMVF, KMCVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased within 60 days of their stated maturity

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”) at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Directors. For each investment that is fair valued, if any, the Adviser takes into consideration, to the extent applicable, various factors, including but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. No securities were fair-valued at March 31, 2011.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

• Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

• Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

There was no significant movement between Levels 1 and 2 during the period.

KSCVF	Level 1	Level 2	Level 3	Total
Equity*	$4,150,663,452	$—	$—	$4,150,663,452
Short Term Investments	42,135,403	134,784,500	—	176,919,903

Total Investments in Securities	$4,192,798,855	$134,784,500	$—	$4,327,583,355

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

KSDVF	Level 1	Level 2	Level 3	Total
Equity*	$33,041,121	$—	$—	$33,041,121
Short Term Investments	445,834	—	—	445,834

Total Investments in Securities	$33,486,955	$—	$—	$33,486,955

KSMVF	Level 1	Level 2	Level 3	Total
Equity*	$144,873,041	$—	$—	$144,873,041
Short Term Investments	941	—	—	941

Total Investments in Securities	$144,873,982	$—	$—	$144,873,982

KMCVF	Level 1	Level 2	Level 3	Total
Equity*	$66,863,284	$—	$—	$66,863,284
Short-Term Investments	804	—	—	804

Total Investments in Securities	$66,864,088	$—	$—	$66,864,088

KACVF	Level 1	Level 2	Level 3	Total
Equity*	$90,307,252	$—	$—	$90,307,252
Short-Term Investments	785	—	—	785

Total Investments in Securities	$90,308,037	$—	$—	$90,308,037

KALVF	Level 1	Level 2	Level 3	Total
Equity*	$33,425,179	$—	$—	$33,425,179
Short-Term Investments	1,496	—	—	1,496

Total Investments in Securities	$33,426,675	$—	$—	$33,426,675

*	See the Schedule of Investments for the investments detailed by industry classification.

Derivatives:

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

KALVF may invest in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, KALVF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

KSCVF, KSDVF, KSMVF, KMCVF and KACVF did not enter into any futures contracts during the period ended March 31, 2011. KALVF had an average monthly notional amount sold short of $1,666,817 during the period ended March 31, 2011. As a result of these futures contract investments, KALVF recognized net realized losses of $364,742 during the period ended March 31, 2011, and there was no change in the net unrealized appreciation on these futures contract investments at March 31, 2011. These amounts are included in KALVF’s Statement of Operations. The counterparty for these futures contracts was Citi Group Global Markets, Inc. The Funds did not have any open futures contracts as of March 31, 2011.

Short Positions:

The Funds may hold short positions to the extent permitted by their respective investment polices and objectives. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. This is typically done for hedging purposes to

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

protect a Fund against companies whose stock price is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security sold short declines in price between those dates.

KSCVF, KSDVF, KSMVF, KMCVF and KACVF did not hold any short positions during the period ended March 31, 2011. KALVF held short positions during the period ended March 31, 2011. As a result of these short positions, KALVF recognized net realized losses of $574,476 during the period ended March 31, 2011, and there was no change in the unrealized appreciation on short securities as of March 31, 2011. These amounts are included in KALVF’s Statement of Operations. KALVF did not have any short positions as of March 31, 2011.

Options:

KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

market risk of an unfavorable change in the price of the security underlying the written option.

KSCVF, KSDVF, KSMVF, KMCVF and KACVF did not enter into any purchased or written options during the period ended March 31, 2011. KALVF had an average monthly market value of $109,003 for purchased options and an average monthly market value of $114,714 for written options during the period ended March 31, 2011. As a result of these purchased and written options investments, KALVF recognized net realized losses of $835,122 for purchased options and $394,628 for written options and net unrealized appreciation of $0 for both purchased and written options during the period ended March 31, 2011. These amounts are included in KALVF’s Statement of Operations. The counterparty for these purchased and written options was Morgan Stanley. The Funds did not have any purchased or written options as of March 31, 2011.

b) Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2010, or for any other tax years which are open for exam. As of September 30, 2010, open tax years include the tax years ended September 30, 2006 through 2010. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any interest or penalties.

c) Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF. Distributions of net realized gains, if any, will be declared and paid annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the periods ended September 30, 2010, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF increased undistributed net investment income by $7,680,021, $3,584, $73,267, $194,608, $106,752 and $109,026, respectively. KSDVF, KMCVF and KALVF increased accumulated

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

net realized gain by $251,355, $31 and $7,655,406, respectively. KSMVF and KACVF increased accumulated net realized loss by $2,905 and $1, respectively. KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF decreased paid in capital by $7,680,021, $254,939, $70,362, $194,639, $106,751 and $7,764,432, respectively. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses.

d) Other – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e) Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains general indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

f) Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Funds’ securities exposes the Funds to risk such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of March 31, 2011, KSCVF had a market value of securities loaned of $148,511,288 and received cash collateral for the loans of $153,606,151 of which $150,061,387 was

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

invested in securities and $3,544,764 remained uninvested in cash. The cash collateral is marked to market on a nightly basis to stay above the collateralization thresholds agreed to by the Board.

g) Payment by Affiliate – During the fiscal year ended September 30, 2008, the Adviser voluntarily reimbursed KSCVF $3,429,299 relating to KSCVF’s purchase of certain securities issued by companies engaged in securities-related businesses. This reimbursement has been classified on the Financial Highlights as “Net increase payment by affiliates” and increased the total return of KSCVF (Class A) and KSCVF (Class I) by approximately 0.03% for the year ended September 30, 2008.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Company entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion, 0.90% of the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund’s average daily net assets; KSDVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets; KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets; KSMVF, KMCVF, and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF until January 31, 2012 (the “Expense Cap Agreement”), such that total expenses, exclusive of interest, tax, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the six months ended March 31, 2011.

	Recovery Expiring on
Fund	9/30/11	9/30/12	9/30/13
KSDVF	N/A	N/A	$102,542
KSMVF	$64,994	$86,870	107,536
KMCVF	80,245	126,939	104,747
KACVF	73,176	133,475	105,771
KALVF	N/A	N/A	74,653

On September 30, 2009, the Adviser voluntarily reimbursed KSCVF an additional amount of $165,650. This voluntary expense reimbursement is not subject to repayment by KSCVF.

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

period from October 1, 2010 to March 31, 2011, KSCVF – Class A expensed $4,238,168 in distribution fees, of which $160,341 was paid to the Distributor; KSDVF – Class A expensed $9,494 in distribution fees, of which $1,754 was paid to the Distributor; KSMVF – Class A expensed $73,047 in distribution fees, of which $9,739 was paid to the Distributor; KMCVF – Class A expensed $63,512 in distribution fees, of which $24,521 was paid to the Distributor; KACVF – Class A expensed $73,196 in distribution fees, of which $24,270 was paid to the Distributor; and KALVF – Class A expensed $8,088 in distribution fees, of which $3,551 was paid to the Distributor.

The Company has adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Company has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the period from October 1, 2010 to March 31, 2011, the Distributor received $1,001,601, $5,858, $26,051, $16,329, $20,732, and $6,733 from KSCVF, KSDVF, KSMVF, KMCVF, KACVF, and KALVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2010 to March 31, 2011, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$326,551,568	$1,031,471,035
KSDVF	—	—	18,224,121	7,705,970
KSMVF	—	—	77,515,227	43,798,110
KMCVF	—	—	6,694,135	16,473,050
KACVF	—	—	17,629,873	18,288,451
KALVF	—	—	17,413,061	16,745,024

For the period from October 1, 2010 to March 31, 2011, KSCVF, KSDVF, KSMVF, KMCVF, KACVF, and KALVF paid $1,902,157, $35,230, $174,598, $33,308, $54,952 and $55,767, respectively, in brokerage commissions on trades of securities to the Distributor.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

On December 1, 2009, KSDVF issued some of its initial shares to an interested director of the Funds, by executing a transfer in-kind transaction using certain securities with a market value of approximately $2.4 million. On April 1, 2010, KALVF issued some of its shares to an interested director by executing a transfer in-kind transaction using certain securities with a market value of approximately $19.2 million, a futures contract sold short with a notional value of approximately $10.6 million and cash of $1.5 million. These transactions did not incur any brokerage commissions and have been excluded from KSDVF’s and KALVF’s portfolio turnover and investment transactions as presented on the Financial Highlights and Notes to the Financial Statements.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF	KACVF	KALVF
Tax Cost of Investments	$3,666,828,807	$15,960,978	$72,337,765	$50,467,324	$60,542,018	$20,475,653

Gross Unrealized Appreciation	$801,220,558	$2,250,075	$15,979,903	$13,768,417	$17,885,295	$7,235,860
Gross Unrealized Depreciation	(558,954,142)	(540,230)	(4,053,971)	(1,672,431)	(4,814,413)	(1,786,873)

Net Unrealized Appreciation/ (Depreciation) on investments	$242,266,416	$1,709,845	$11,925,932	$12,095,986	$13,070,882	$5,448,987

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were transferred in-kind for KSDVF and KALVF.

At September 30, 2010, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF had net Post-October realized capital losses of $122,995,731, $0, $826,303, $93, $3,472,250 and $768,215 respectively, from transactions between November 1, 2009 and September 30, 2010.

At September 30, 2010, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2014	2015	2016	2017	2018
KSCVF	—	—	—	$90,129,026	$1,224,399,870
KSDVF	—	—	—	—	—
KSMVF	—	—	$2,541	$1,092,256	$5,225,161
KMCVF	$70,829	$1,229,875	$1,082,528	$20,047,216	$35,976,157
KACVF	—	$248,022	$914,390	$10,651,008	$27,302,688
KALVF	—	—	—	—	—

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

To the extent that KSCVF, KSDVF, KSMVF, KMCVF, KACVF or KALVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended September 30, 2010 and 2009 were as follows:

			Long-term
	Ordinary Income		Capital Gains		Return of Capital
Fund	2010	2009	2010	2009	2010	2009
KSCVF	$9,649,341	—	—	—	—	—
KSDVF	$172,844	—	—	—	—	—
KSMVF	$25,679	—	—	—	—	—
KMCVF	$129,932	—	—	—	—	—
KACVF	$46,411	—	—	—	—	—
KALVF	—	—	—	—	—	—

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF	KACVF	KALVF
Accumulated Capital and Other Losses	$(1,437,528,698)	$22,762	$(7,146,557)	$(58,406,956)	$(42,588,655)	$(768,311)
Undistributed Ordinary Income	—	464,324	—	—	—	—
Unrealized Appreciation/ (Depreciation) on investments	$242,266,416	$1,709,845	$11,925,932	$12,095,986	$13,070,882	$5,448,987

Total Accumulated Losses	$(1,195,262,282)	$2,196,931	$4,779,375	$(46,310,970)	$(29,517,773)	$4,680,676

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2010 to March 31, 2011, the Distributor received $105,077, $6,556, $5,203, $1,655, $2,023 and $3,919 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

8.	LINE OF CREDIT ARRANGEMENTS

The Funds are parties to uncommitted line of credit agreements with U.S. Bank, N.A., expiring March 1, 2012, under which KSCVF may borrow up to the lesser of (a) $425 million or (b) 10% of the net assets of KSCVF. Under separate agreements, KSDVF may borrow up to the lesser of (a) $1.2 million or (b) 10% of the net assets of KSDVF, KSMVF may borrow up to the lesser of (a) $5 million or (b) 10% of the net assets of KSMVF, KMCVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KMCVF, KACVF may borrow up to the lesser of (a) $7 million or (b) 10% of the net assets of KACVF and KALVF may borrow up to the lesser of (a) $2 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period ended March 31, 2011, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF had average daily borrowings of $10,647,352, $0, $151,313, $232,088, $53,538, and $226,670, respectively, with an average borrowing rate of 3.25%.

9.	RELATED PARTY TRANSACTIONS

As of March 31, 2011, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSDVF		KSMVF		KMCVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I

Shares	188,231	1,209,945	439,532	985,580	1,149,268	1,130,951	1,115,815	1,120,959	190,682	527,857

Percent of total outstanding shares	18.19%	89.14%	7.51%	14.94%	23.67%	88.51%	21.14%	51.16%	16.25%	28.36%

10.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities during the period from October 1, 2010 through March 31, 2011. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

	Share Balance			Share Balance		Value At
	At October 1,			At March 31,	Dividend	March 31,
Issuer Name	2010	Additions	Reductions	2011	Income	2011
Ampco-Pittsburgh Corp.	985,000	—	(55,300)	929,700	$345,942	$25,641,126
AZZ, Inc.	835,500	—	(158,000)	677,500	388,375	30,894,000
Brush Engineered Materials, Inc. (1)(2)	1,177,500	—	(241,500)	936,000	—	38,188,800
CIRCOR International, Inc. (1)	1,044,000	—	(237,708)	806,292	68,797	37,911,850
Colfax Corp. (1)	2,435,000	—	(391,209)	2,043,791	—	46,905,003
Denny’s Corp.	6,025,000	45,000	—	6,070,000	—	24,644,200
DineEquity, Inc. (1)	896,000	—	(261,000)	635,000	—	34,912,300
EnPro Industries, Inc. (1)	1,072,500	—	(241,500)	831,000	—	30,181,920
Gamco Investors, Inc.	368,000	—	—	368,000	316,480	17,060,480
The Greenbrier Companies, Inc.	1,995,000	5,000	(301,000)	1,699,000	—	48,217,620

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2011 (Unaudited)

	Share Balance			Share Balance		Value At
	At October 1,			At March 31,	Dividend	March 31,
Issuer Name	2010	Additions	Reductions	2011	Income	2011
Haynes International, Inc.	740,000	—	(90,500)	649,500	$289,200	$36,014,775
Home Federal Bancorp, Inc.	1,091,500	—	—	1,091,500	120,065	12,857,870
Koppers Holdings, Inc.	1,355,000	—	(212,000)	1,143,000	561,660	48,806,100
LB Foster Co.	1,031,500	—	(79,500)	952,000	23,950	41,040,720
Layne Christensen Co.	1,342,500	—	(273,800)	1,068,700	—	36,870,150
Maidenform Brands, Inc. (1)	1,182,500	—	(248,000)	934,500	—	26,698,665
Marcus Corp.	2,195,000	—	—	2,195,000	373,150	23,925,500
Midas, Inc.	1,547,500	—	(290,000)	1,257,500	—	9,645,025
Natural Gas Services Group, Inc.	1,470,000	—	(128,000)	1,342,000	—	23,833,920
Neenah Paper, Inc. (1)	1,018,395	—	(334,181)	684,214	191,580	15,032,181
RBC Bearings, Inc. (1)	1,192,500	—	(239,500)	953,000	—	36,433,190
Sun Hydraulics, Inc.	947,500	—	(83,000)	864,500	652,605	37,259,950
Tennant Co. (1)	1,185,000	—	(264,203)	920,797	359,770	38,710,306
Titan International, Inc. (1)	2,120,000	—	(226,000)	1,894,000	20,043	50,399,340
Universal Stainless & Alloy Products, Inc.	732,500	—	(29,500)	703,000	—	23,712,190
Westfield Financial, Inc.	1,795,000	—	(5,000)	1,790,000	484,650	16,217,400
Zep, Inc.	1,237,000	66,376	—	1,303,376	99,660	22,691,776

					$4,295,927	$834,706,357

(1)	Issuer was not an affiliate as of March 31, 2011.

(2)	Brush Engineered Materials, Inc. changed its name to Materion Corp. on 3/8/2011.

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available under the Company as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included with directors fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities.

12.	NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual disclosures for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the update will have on its financial statement disclosures.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Keeley Small Cap Value Fund
Keeley Small Cap Dividend Value Fund
Keeley Small-Mid Cap Value Fund
Keeley Mid Cap Value Fund
Keeley All Cap Value Fund
Keeley Alternative Value Fund
At a meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Company”) held on November 17, 2010, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”) voting separately thereof, unanimously approved the continuation through November 30, 2011 of the investment advisory agreements (each, an “Agreement,” and collectively, the “Agreements”) between the Company and Keeley Asset Management Corp. (the “Adviser”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Value Fund (“KMCVF”), the Keeley All Cap Value Fund (“KACVF”) and the Keeley Alternative Value Fund (“KALVF”), each a series of the Company (each, a “Fund,” and collectively, the “Funds”). At the same meeting, the Directors, including all of the Independent Directors voting separately thereof, unanimously approved the continuation through November 30, 2011 of the investment sub-advisory agreement (the “Sub-advisory Agreement”) by and among Broadmark Asset Management, LLC (“Broadmark”), the Adviser and the Company for Broadmark to continue to serve as investment sub-adviser to KALVF.

The Board’s Independent Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of the Adviser and Broadmark. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to continue the Agreements and the Sub-advisory Agreement, including, among other things, the nature, extent and quality of the services provided by the Adviser and Broadmark, the profitability (including any fall-out benefits) from the Adviser’s relationships with the Funds and Broadmark’s relationship with KALVF, economies of scale, the role played by the Independent Directors and information on comparative fees and performance. The Board also considered the written responses and materials that the Adviser and Broadmark had produced in response to a due diligence request list that the counsel to the Independent Directors submitted to each prior to the meeting. Included in those responses was a Fund-by-Fund profitability analysis that the Adviser had prepared, accompanied by an explanation of the methodology by which the Adviser had calculated that profitability analysis. In addition, the Board received comparative information about the fees that the Adviser charges to its institutional accounts that have investment strategies similar to the Funds. The Board also received materials on comparative performance, expenses and fund information from Lipper, Inc. (“Lipper”), an independent provider of mutual fund data, for each of KSCVF, KSMVF, KMCVF and KACVF. Because of the limited performance history of KSDVF and KALVF, the Board received an analysis of comparative fees and performance data for those two Funds from U.S. Bancorp Fund Services, LLC (“UBS”), the Funds’ administrator. The Board considered the methodology UBS used to determine the appropriate peer group for each of KSDVF and KALVF and confirmed that UBS had determined each Fund’s peer group independently from the Adviser.

Previously, the Board and the Independent Directors had reviewed extensively all of these materials at a special meeting of the Board held on October 13, 2010. The Independent Directors discussed all these materials among themselves and with their independent legal counsel. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the continuation of each of the Agreements and the Sub-advisory Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Agreements and the Sub-advisory Agreement are discussed separately below.

Nature, Extent and Quality of Services Provided

The Board considered the overall services that the Adviser provided to the Funds and Broadmark provided to KALVF, including the Adviser’s and Broadmark’s respective personnel, performance, compliance program, availability of their personnel to provide information and other services. The Board also discussed the Adviser’s staffing, including its recent efforts to continue to increase its staff.

The Board concluded that the nature, extent and quality of services provided by the Adviser and Broadmark were acceptable and consistent with industry norms.

Comparative Fees and Performance

The Board reviewed the fees and performance of each Fund and the costs for the services that the Adviser provided to each Fund and that Broadmark provided to KALVF. Specifically, the Board examined the investment performance of each Fund, including the Fund’s ranking for short- and long-term time periods, and each Fund’s performance against its peers and against its respective Lipper index for the same periods (and for KSDVF and KALVF, against the comparative data that USB provided). The Board extensively discussed the performance of the Funds during the past year, as well as the reasons for that performance and the Adviser’s commitment to continue to manage the Funds in accordance with the Adviser’s investment philosophy. The Board also considered the strong long-term performance of KSCVF, the strong performance of KSDVF since its inception, and a recent improvement in the performance of each of the Funds. After considering this information, the Board concluded that the overall performance of each Fund was acceptable.

The Board also considered the expenses of each Fund, the expense ratio of each Fund and the expense limitation agreements entered into, all in light of the services that the Adviser provides to the Funds and that Broadmark provides to KALVF. The Board compared each Fund’s expenses against those of its peers and against the fees that the Adviser charges to its institutional clients in the same asset class, and the Board considered the reasons for any differences in the fees. The Board also considered that the sub-advisory fees that Broadmark charges to KALVF are lower than the sub-advisory fees that Broadmark charges to its other registered mutual fund clients. The Board discussed the Adviser’s profitability on a Fund-by-Fund basis, including the methodology by which the profitability of the Adviser was calculated, and also discussed the profitability of Broadmark. After considering this information, the Board concluded that the fees for each Fund, as well as the sub-advisory fees for KALVF, were acceptable in light of the services provided.

Fall-Out Benefits

The Board considered the possible fall-out benefits that the Adviser and its affiliate receive for serving the Funds, including the fees that the Adviser’s affiliate receives for executing transactions for the Funds. The Board also considered the possible fall-out benefits that Broadmark receives for serving KALVF. After consideration, the Board decided that the fall-out benefits that the Adviser, its affiliate and Broadmark receive were acceptable.

Economies of Scale

The Board discussed the efficacy of the Funds’ expense caps and the Adviser’s expense reimbursements and noted that the expense caps appeared to be effective. In its discussion, the Board considered that the Adviser: (i) previously had capped total expenses through January 31, 2011 for all the Funds (except KALVF) so that total expenses would not exceed 1.14% and 1.39% for Class I shares and Class A shares, respectively; (ii) previously had capped total expenses through April 1, 2011 for KALVF so that total expenses would not exceed 1.64% and 1.89% for Class I shares and Class A shares, respectively; and (iii) had agreed to extend the terms of the existing expense cap reimbursement agreements for all the Funds through January 31, 2012. The Board considered that the Adviser continues to absorb the Funds’ expenses above the existing expense caps. Based upon this discussion, the Board concluded that the current asset size of the Funds and other factors did not warrant additional re-evaluation of the fee breakpoints at this time.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds.

We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statements of additional information, which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2010 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2010 and June 30, 2011 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the Keeley Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

Once enrolled, you will no longer receive paper copies of the Keeley Funds’ prospectuses and reports, and you will receive e-mail notifications announcing that shareholder reports are available on the Keeley Funds website at www.keeleyfunds.com. Your information and e-mail address will be kept confidential and used only to deliver documents to you. You may cancel electronic delivery at any time by visiting www.icsdelivery.com. If you have any questions, please contact your brokerage firm or financial adviser.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.
Chicago, Illinois

Distributor

Keeley Investment Corp.

KEELEY INVESTMENT CORP.
Chicago, Illinois

Custodian
U.S. BANK, N.A.
Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin

Counsel
K & L Gates LLP
Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.
(a)	The registrant’s president and treasurer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s president and treasurer, as appropriate, to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Not Applicable for semi-annual reporting.
(2)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.
By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date 5/19/2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date 5/19/2011

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date 5/19/2011

*	Print the name and title of each signing officer under his or her signature.